Exhibit 10.3

EXECUTION VERSION

ABL/TERM LOAN INTERCREDITOR AGREEMENT

dated as of April 13, 2017,

among

SUNTRUST BANK,

as ABL Agent,

ROYAL BANK OF CANADA,

as Term Loan Agent

Each ADDITIONAL PARI TERM LOAN DEBT AGENT from time to time party hereto,

INSTALLED BUILDING PRODUCTS, INC.,

as Borrower,

and

the other GRANTORS

from time to time party hereto

-i-

TABLE OF CONTENTS

(continued)

-ii-

Exhibits:

EXHIBIT A Form of Grantor Intercreditor Agreement Joinder

EXHIBIT B Form of Lien Sharing and Priority Confirmation Joinder

Schedules:

SCHEDULE 1 Security Documents

-iii-

This ABL/TERM LOAN INTERCREDITOR AGREEMENT, dated as of April 13, 2017 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is entered into by and among SUNTRUST BANK, as agent for the ABL Secured Parties referred to herein (in such capacity, and together with its successors in such capacity, the “Original ABL Agent”), ROYAL BANK OF CANADA (“Royal Bank”), as administrative agent for the Term Loan Secured Parties (the “Original Term Loan Agent”), INSTALLED BUILDING PRODUCTS, INC., a Delaware corporation (the “Borrower”) and each of the Subsidiaries of the Borrower listed on the signature pages hereto (the “Subsidiary Grantors” and together with the Borrower, the “Grantors”).

Reference is made to (a) the ABL Credit Agreement (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in Article I) and (b) the Term Loan Credit Agreement.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the ABL Agent (for itself and on behalf of the ABL Secured Parties), the Term Loan Agent (for itself and on behalf of the Term Loan Secured Parties) and each Additional Pari Term Loan Debt Agent (on behalf of the Additional Term Loan Debt Secured Parties of the applicable Series), if any, and the Grantors agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Construction; Certain Defined Terms.

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein or in any Annex, Schedule or Exhibit of this Agreement shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, restated, amended and restated, renewed, extended, supplemented or otherwise modified from time to time, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the Subsidiaries of such Person unless express reference is made to such Subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Schedules, Exhibits and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b) All terms used in this Agreement that are defined in Article 1, 8 or 9 of the New York UCC (whether capitalized herein or not) and not otherwise defined herein have the meanings assigned to them in Article 1, 8 or 9 of the New York UCC. If a term is defined in Article 9 of the New York UCC and another Article of the UCC, such term shall have the meaning assigned to it in Article 9 of the New York UCC.

(c) As used in this Agreement, the following terms have the meanings specified below:

“ABL Agent” means the Original ABL Agent, and, from and after the date of execution and delivery of an ABL Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or holders of the ABL Debt Obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity.

“ABL Credit Agreement” means the credit agreement, dated as of the date hereof, among the Borrower, the ABL Agent, the lenders party thereto from time to time and the other agents named therein, and any credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any ABL Substitute Facility, in each case (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in each case, to the extent not prohibited by the terms hereof).

“ABL Debt Documents” means the ABL Credit Agreement, the ABL Security Documents, the other “Loan Documents” (as defined in the ABL Credit Agreement) and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing, or executed or delivered in connection with, any ABL Substitute Facility.

“ABL Debt Obligations” means the “Obligations” as defined in the ABL Credit Agreement (or any similar term of any ABL Substitute Facility) or any supplement thereto or refinancing thereof. ABL Debt Obligations shall expressly include (i) any unpaid principal, interest, penalties, fees, expenses, guarantee obligations, indemnifications, reimbursements, costs, damages and other liabilities, including all interest, fees and expenses incurred upon an Event of Default or accruing after the date of any filing by or against any Grantor of any petition or complaint initiating any Insolvency or Liquidation Proceeding, regardless of whether any ABL Secured Party’s claim therefor is (a) enforceable, allowable or allowed as a claim in the Insolvency or Liquidation Proceeding commenced by the filing of such petition or complaint, or (b) enforceable, allowable or allowed as a claim under the ABL Credit Agreement or any related loan documentation or applicable law, (ii) any Bank Products Obligations and (iii) any Hedge Obligations (as defined in the ABL Credit Agreement) (or any similar term of any ABL Substitute Facility), in each case regardless of whether such obligation is direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred.

“ABL DIP Financing” has the meaning assigned to that term in Section 2.06(b).

“ABL DIP Financing Liens” has the meaning assigned to that term in Section 2.06(b).

“ABL Facility Collateral” means all assets and properties subject to Liens created by the ABL Security Documents to secure the ABL Debt Obligations.

“ABL First Lien Collateral” means all present and future right, title and interest of the Grantors in and to the following types of ABL Facility Collateral, whether now owned or hereafter acquired, existing or arising, and wherever located:

(a) (i) accounts (including credit card receivables) and (ii) all other rights to payment arising from services rendered or from the sale, lease, use or other disposition of inventory, whether such rights to payment constitute payment intangibles, letter-of-credit rights or any other classification of property, or are evidenced in whole or in part by instruments, chattel paper or documents;

(b) inventory and documents relating to inventory;

(c) all rights of an unpaid vendor with respect to inventory;

(d) deposit accounts (other than separately maintained insurance deposit accounts), commodity accounts, securities accounts and lockboxes, including all money and certificated securities, uncertificated securities (other than Capital Stock of Borrower and the other Guarantors), securities entitlements and related investment property (including all cash, marketable securities and other funds held in or on deposit in any deposit account, commodity account or securities account), and all cash and cash equivalents, including cash and cash equivalents securing reimbursement obligations in respect of letters of credit or other ABL Obligations;

(e) instruments, chattel paper and general intangibles pertaining to the other items of property included within clauses (a), (b), (c), (d), (f) and (g) of this definition (other than any Capital Stock of Borrower and the other Guarantors and Intellectual Property);

(f) books and records, supporting obligations, documents and related letters of credit, letter-of-credit rights, commercial tort claims or other claims and causes of action, in each case, to the extent arising out of, related to or given in exchange or settlement of any of the foregoing; and

(g) all substitutions, replacements, accessions, products and proceeds (including insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) of all or any of the foregoing;

provided that, subject to clause (c) of Section 3.02 hereof, in no case shall ABL First Lien Collateral include any identifiable cash proceeds from a sale, lease, conveyance or other disposition of any Term Loan First Lien Collateral that has been deposited in the Collateral Proceeds Account in accordance with the terms of the Term Loan Documents, until such time as such cash proceeds are released therefrom in accordance with the terms of the Term Loan Documents.

“ABL Lender” means a “Lender” under (and as defined in) the ABL Credit Agreement (or under any ABL Substitute Facility or any other similar term used in any ABL Substitute Facility).

“ABL Liens” means Liens on the ABL Facility Collateral created under the ABL Security Documents to secure the ABL Debt Obligations (including Liens on such Collateral under the security documents associated with any ABL Substitute Facility).

“ABL Secured Parties” means, at any time, the “Secured Creditors” as defined in the ABL Security Documents (or any similar term of any ABL Substitute Facility).

“ABL Security Documents” means each agreement listed in Part A of Schedule 1 hereto, and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, guarantees, notes or any other documents or instruments now existing or entered into after the date hereof that create, perfect or otherwise relate to Liens on any assets or properties of any Grantor to secure any ABL Debt Obligations (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any ABL Substitute Facility).

“ABL Substitute Facility” means any facility with respect to which the requirements contained in Section 2.10(a) of this Agreement have been satisfied and the proceeds or commitments of which are used, among other things, to Replace the ABL Credit Agreement then in existence. For the avoidance of doubt, no ABL Substitute Facility shall be required to be a revolving or asset-based loan facility and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any ABL Lien securing such ABL Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities as set forth herein as of the date hereof).

“Account Agreement” means any lockbox account agreement, pledged account agreement, blocked account agreement, deposit account control agreement, securities account control agreement, or any similar deposit or securities account agreements among any Term Loan Agent and/or the ABL Agent, one or more Grantors and the relevant financial institution depository or securities intermediary.

“Additional Pari Term Loan Debt” means any secured debt ranking equal in right of security with the Term Loan Debt Obligations issued pursuant to an Additional Pari Term Loan Debt Facility and permitted under the ABL Credit Agreement and the Term Loan Credit Agreement.

“Additional Pari Term Loan Debt Agent” means, with respect to any Series of Additional Pari Term Loan Debt Obligations, the person or entity that, pursuant to the Additional Pari Term Loan Debt Documents relating to such Additional Pari Term Loan Debt Obligations, holds Liens on the Collateral on behalf of the Additional Pari Term Loan Debt Secured Parties thereunder.

“Additional Pari Term Loan Debt Collateral” means, with respect to any Series of Additional Pari Term Loan Debt Obligations, all assets and properties subject to Liens created by the Additional Pari Term Loan Debt Security Documents to secure such Additional Pari Term Loan Debt Obligations.

“Additional Pari Term Loan Debt Documents” means each Additional Pari Term Loan Debt Facility and the Additional Pari Term Loan Debt Security Documents.

“Additional Pari Term Loan Debt Facility” means one or more debt facilities, commercial paper facilities or indentures for which the requirements of Section 2.10(b) of this Agreement have been satisfied, in each case with banks, other lenders or trustees, providing for revolving credit loans, term loans, notes, letters of credit, notes or other borrowings, in each case, as amended, restated, modified, renewed, refunded, restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Document; provided that neither the ABL Credit Agreement nor the Term Loan Credit Agreement shall constitute an Additional Pari Term Loan Debt Facility at any time.

“Additional Pari Term Loan Debt Lien” means a Lien granted pursuant to any Additional Pari Term Loan Debt Security Document to an Additional Pari Term Loan Debt Agent or Additional Pari Term Loan Debt Secured Party at any time upon any property of any Grantor that is Collateral to secure a Series of Additional Pari Term Loan Debt Obligations.

“Additional Pari Term Loan Debt Obligations” means, with respect to any Grantor, any obligations of such Grantor owed to any Additional Pari Term Loan Debt Secured Party under the Additional Pari Term Loan Debt Documents.

“Additional Pari Term Loan Debt Secured Parties” means, with respect to any Series of Additional Pari Term Loan Debt Obligations, at any time, the Additional Pari Term Loan Debt Agent and the other holders from time to time of Additional Pari Term Loan Debt Obligations of such Series.

“Additional Pari Term Loan Debt Security Documents” means the Additional Pari Term Loan Debt Facility (insofar as the same grants a Lien on any collateral) and all collateral trust agreements, security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, guarantees, notes and any other documents or instruments now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any Additional Pari Term Loan Debt Obligations of the Grantors owed thereunder to any Additional Pari Term Loan Debt Secured Parties.

“Agreement” has the meaning assigned to that term in the preamble hereto.

“Bank Products Document” has the meaning assigned to that term in the ABL Credit Agreement (or any similar term of any ABL Substitute Facility).

“Bank Products Bank” has the meaning assigned to that term in the ABL Credit Agreement (or any similar term of any ABL Substitute Facility).

“Bank Products Obligations” means Obligations owing to any Bank Products Provider with respect to any Bank Products Document.

“Bankruptcy Code” means, Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto, as hereafter amended.

“Bankruptcy Law” means the Bankruptcy Code and any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, suspension of payments, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Borrower” has the meaning assigned to that term in the preamble hereto.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York or Atlanta, Georgia are authorized or required by law to remain closed.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or non-voting) of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) or any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership, but in no event will Capital Stock include any debt securities convertible or exchangeable into equity unless and until actually converted or exchanged.

“Closing Date” means the date first written above.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting the ABL Facility Collateral and the Pari Term Loan Debt Collateral.

“Collateral Proceeds Account” means one or more deposit accounts or securities accounts established or maintained by any Grantor or a Pari Term Loan Debt Agent or its agent for the sole purpose of holding the proceeds of any sale or other disposition of any Term Loan First Lien Collateral that are required to be held in trust in such account or accounts pursuant to the terms of any Pari Term Loan Debt Document.

“Controlling ABL Agent” means the ABL Agent in respect of the ABL Credit Agreement or, to the extent the ABL Credit Agreement is no longer in effect, any ABL Substitute Facility.

“Controlling Term Loan Debt Agent” means (i) for so long as there is only one Series of Pari Term Loan Debt , the Pari Term Loan Debt Agent for such Series and (ii) at any time when there is more than one Series of Pari Term Loan Debt , the “Applicable Collateral Agent,” as such term is defined in the Pari Passu Intercreditor Agreement (as such term is defined in the Term Loan Credit Agreement).

“Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

“Deposit Accounts” has the meaning assigned to that term in Section 3.02(a).

“DIP Financing Liens” has the meaning assigned to that term in Section 2.06(b).

“Discharge of Senior Secured Debt Obligations” means, with respect to any particular Senior Secured Obligations, the occurrence of all of the following:

(a) termination or expiration of all commitments to extend credit (other than Bank Products Obligations, Hedge Obligations (as defined in the ABL Credit Agreement), Secured Cash Management Obligations (as defined in the Term Loan Credit Agreement) and Secured Swap Obligations (as defined in the Term Loan Credit Agreement) or similar Senior Secured Obligations) that would constitute such Senior Secured Obligations;

(b) payment in full in cash of the principal of, interest and premium (if any) on, fees and other charges comprising such Senior Secured Obligations (other than any undrawn letters of credit) (including, in any event, all such interest, fees and other charges allowable under applicable law);

(c) discharge or cash collateralization (at the lower of (i) 103% of the aggregate undrawn amount, and (ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Senior Documents) of all outstanding letters of credit constituting such Senior Secured Obligations; and

(d) payment in full in cash of all other such Senior Secured Obligations that are outstanding and unpaid at the time the principal of and interest and premium on all such Senior Secured Obligations are paid in full in cash (other than any obligations for taxes, costs, indemnification, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time); provided that the Discharge of Senior Secured Debt Obligations shall not be deemed to have occurred in connection with a Replacement as contemplated by Section 2.10(a).

“Enforcement Notice” means a written notice delivered by either the ABL Agent at a time when an Event of Default has occurred and is continuing under the ABL Credit Agreement, or any Pari Term Loan Debt Agent at a time when an Event of Default has occurred and is continuing under the Term Loan Credit Agreement, in each case, to the other specifying the relevant Event of Default.

“Event of Default” means an “Event of Default” under and as defined in the ABL Credit Agreement, the Term Loan Credit Agreement or any Additional Pari Term Loan Debt Document, as the context may require.

“Grantor” means the “Grantors” as defined in the preamble hereto and each other direct or indirect Subsidiary of the Borrower that shall have granted any Lien in favor of the ABL Agent or any Pari Term Loan Debt Agent on any of its assets or properties to secure both (i) the ABL Debt Obligations and (ii) any Pari Term Loan Debt Obligations.

“Insolvency or Liquidation Proceeding” means:

(a) any case commenced by or, against any Grantor under the Bankruptcy Code, any other proceeding for the reorganization, recapitalization or adjustment or marshaling of the assets or liabilities of any Grantor, any receivership or assignment for the benefit of creditors relating to any Grantor or any similar case or proceeding relative to any Grantor or its creditors, as such, in each case whether or not voluntary;

(b) any liquidation, dissolution, marshaling of assets or liabilities or other winding up of or relating to any Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency, in each case to the extent not permitted under the Senior Documents;

(c) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to any Grantor or any of its assets; or

(d) any other proceeding of any type or nature in which substantially all claims of creditors of any Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intellectual Property” means, with respect to Person, all intellectual and similar property of every kind and nature now owned or hereafter acquired by such Person, including Patents, Copyrights, Trademarks and all related documentation and registrations and all additions, improvements or accessions to any of the foregoing.

“Intercreditor Agreement Joinder” means an agreement substantially in the form of Exhibit A.

“Intercreditor Borrowing Base” means, as of any date, an amount equal to the sum of (1) 85% of the aggregate book value of all accounts receivable of the Borrower and its restricted subsidiaries; (2) 75% of the aggregate book value of all inventory owned by the Borrower and its restricted subsidiaries; and (3) $30,000,000, all calculated on a consolidated basis in accordance with GAAP.

“Junior Documents” means (a) in respect of the Term Loan First Lien Collateral, the ABL Debt Documents and (b) in respect of the ABL First Lien Collateral, the Pari Term Loan Debt Documents.

“Junior Liens” means (a) in respect of the ABL First Lien Collateral, the Pari Term Loan Debt Liens on such Collateral, and (b) in respect of the Term Loan First Lien Collateral, the ABL Liens on such Collateral.

“Junior Representative” means (a) with respect to the Term Loan First Lien Collateral, the ABL Agent and (b) with respect to the ABL First Lien Collateral, each Pari Term Loan Debt Agent.

“Junior Secured Obligations” means (a) with respect to the Pari Term Loan Debt Obligations (to the extent such Obligations are secured, or intended to be secured, by the Term Loan First Lien Collateral), the ABL Debt Obligations and (b) with respect to ABL Debt Obligations (to the extent such Obligations are secured, or intended to be secured, by the ABL First Lien Collateral), the Pari Term Loan Debt Obligations.

“Junior Secured Obligations Collateral” means the Collateral in respect of which any Junior Representative (on behalf of itself and the applicable Junior Secured Obligations Secured Parties) holds a Junior Lien.

“Junior Secured Obligations Secured Parties” means (a) with respect to the Term Loan First Lien Collateral, the ABL Secured Parties and (b) with respect to the ABL First Lien Collateral, the Pari Term Loan Debt Secured Parties.

“Junior Secured Obligations Security Documents” means (a) with respect to the ABL First Lien Collateral, the Pari Term Loan Debt Security Documents, and (b) with respect to the Term Loan First Lien Collateral, the ABL Security Documents.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge, trust (deemed or statutory) or security interest in, on or of such asset, whether or not filed, recorded or otherwise perfected under applicable law, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities; provided that in no event shall an operating lease be deemed to be a Lien.

“Lien Sharing and Priority Confirmation Joinder” means an agreement substantially in the form of Exhibit B.

“Maximum ABL Facility Amount” means the greatest of (i) a principal amount of $165,000,000, (ii) an amount equal to the Intercreditor Borrowing Base at the time the applicable ABL Debt Obligations were incurred and (iii) an amount equal to the aggregate principal amount of all Qualifying ABL Debt.

“Maximum Term Loan Amount” shall mean the greater of (i) a principal amount of $430,000,000 and (ii) an amount equal to the aggregate principal amount of all Qualifying Term Loan Debt.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means, with respect to any Secured Parties, any principal, interest, penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities,

including all interest, fees and expenses incurred upon an Event of Default or accruing after the commencement of any Insolvency or Liquidation Proceeding, regardless of whether any Secured Party’s claim is (a) enforceable, allowable or allowed as a claim in the Insolvency or Liquidation Proceeding commenced by the filing of such petition or complaint, or (b) enforceable, allowable or allowed as a claim under the Secured Documents or applicable law, even if such interest, fees and expenses are not enforceable, allowable or allowed as a claim in such proceeding under the Secured Documents of such Secured Party.

“Officer” means the chief executive officer, any senior vice president, the chief operating officer, chief accounting officer or any chief financial officer, controller, or secretary of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement. Any document delivered hereunder that is signed by an Officer of a Grantor shall be conclusively presented to have been authorized by all necessary corporate, partnership and/or other action on the part of such Grantor and such Officer shall be conclusively presumed to have acted on behalf of such Grantor.

“Officer’s Certificate” means a certificate signed on behalf of applicable Grantor by an Officer of such Grantor, who must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of such Grantor.

“Original ABL Agent” has the meaning assigned to that term in the preamble hereto.

“Original Term Loan Agent” has the meaning assigned to that term in the preamble hereto.

“Pari Term Loan Debt Agents” means the Term Loan Agent and each Additional Pari Term Loan Debt Agent.

“Pari Term Loan Debt Collateral” means the Term Loan Collateral and any Additional Pari Term Loan Debt Collateral.

“Pari Term Loan Debt Documents” means the Term Loan Documents and any Additional Pari Term Loan Debt Documents.

“Pari Term Loan Debt Facility” means the Term Loan Facility (as defined in the Term Loan Credit Agreement) and any Additional Pari Term Loan Debt Facility.

“Pari Term Loan Debt Lien” means each Term Loan Lien and each Additional Pari Term Loan Debt Lien.

“Pari Term Loan Debt Obligations” means the Term Loan Debt Obligations and any Additional Pari Term Loan Debt Obligations.

“Pari Term Loan Debt Secured Parties” means the Term Loan Secured Parties and any Additional Pari Term Loan Debt Secured Parties.

“Pari Term Loan Debt Security Documents” means the Term Loan Security Documents and the Additional Pari Term Loan Debt Security Documents.

“Patents” means, with respect to any Person, all of such Grantor’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.

“Permitted Subordination” has the meaning assigned thereto in Section 2.01(d).

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, joint-stock company, trust, unincorporated organization, association, corporation, government or any agency or political subdivision thereof or any other entity.

“Qualifying ABL Debt” means the aggregate principal amount of indebtedness incurred under the ABL Credit Agreement (or any ABL Substitute Facility) that was incurred in compliance with the Term Loan Credit Agreement (and any other documents governing Additional Pari Term Loan Debt Obligations (if any)) and any amendment or supplement thereto or refinancing thereof (it being understood that, in order for any indebtedness to qualify as “Qualifying ABL Debt,” the Term Loan Credit Agreement (and the documents governing such Additional Pari Term Loan Debt Obligations (if any)) and any amendment or supplement thereto or refinancing thereof must have permitted (x) the incurrence of such indebtedness and (y) the incurrence of the Liens granted as security therefor with the priority provided for under this Agreement.

“Qualifying Term Loan Debt” means the aggregate principal amount of indebtedness incurred under the Term Loan Credit Agreement (and Additional Pari Term Loan Debt Obligations (if any)) that was incurred in compliance with the ABL Credit Agreement (or any ABL Substitute Facility) and any amendment or supplement thereto or refinancing thereof (it being understood that, in order for any indebtedness to qualify as “Qualifying Term Loan Debt,” the ABL Credit Agreement (or any ABL Substitute Facility) and any amendment or supplement thereto or refinancing thereof must have permitted (x) the incurrence of such indebtedness and (y) the incurrence of the Liens granted as security therefor with the priority provided for hereunder).

“Real Estate Asset” means, at any time of determination, any fee interest then owned by any Grantor in any real property.

“Replaces” means, (a) in respect of any agreement with reference to the ABL Credit Agreement or the ABL Debt Obligations or any ABL Substitute Facility, that such agreement refinances, replaces, restructures, exchanges, refunds or otherwise modifies the ABL Credit Agreement or such ABL Substitute Facility (i) in whole (in a transaction that is in compliance with Section 2.10(a)) and that all commitments under the ABL Credit Agreement are terminated or (ii) to the extent permitted by the terms of the ABL Credit Agreement or such ABL Substitute Facility, in part; and (b) in respect of any indebtedness with reference to the Pari Term Loan Debt Documents or the Pari Term Loan Debt Facility, that such indebtedness refinances, replaces, exchanges or refunds the Pari Term Loan Debt Documents or such Pari Term Loan Debt Facility (i) in whole (in a transaction that is in compliance with Section 2.10(a)) and that all commitments thereunder are terminated, or, (ii) to the extent permitted by the terms of the Pari Term Loan Debt Documents or such Pari Term Loan Debt Facility, in part. “Replace,” “Replaced” and “Replacement” shall have correlative meanings.

“Representative” means (a) in the case of any Series of Pari Term Loan Debt Obligations, the Pari Term Loan Debt Agent for such Series, and (b) in the case of any ABL Debt Obligations, the ABL Agent.

“Secured Debt Obligations” means the Pari Term Loan Debt Obligations (including the Obligations incurred under each Series of Pari Term Loan Debt ) and the ABL Debt Obligations.

“Secured Debt Representative” means (a) in the case of the ABL Debt Obligations, the ABL Agent, (b) in the case of the Term Loan Debt Obligations, the Term Loan Agent and (c) in the case of any Pari Term Loan Debt Obligations, any Additional Pari Term Loan Debt Agent.

“Secured Documents” means the Pari Term Loan Debt Documents and the ABL Debt Documents.

“Secured Parties” means the Pari Term Loan Debt Secured Parties and the ABL Secured Parties.

“Security Documents” means the Pari Term Loan Debt Security Documents and the ABL Security Documents.

“Senior Documents” means (a) in respect of the Term Loan First Lien Collateral, the Pari Term Loan Debt Documents, and (b) in respect of the ABL First Lien Collateral, the ABL Debt Documents.

“Senior Liens” means (a) in respect of the ABL First Lien Collateral, the ABL Liens on such Collateral, and (b) in respect of the Term Loan First Lien Collateral, the Pari Term Loan Debt Liens on such Collateral.

“Senior Representative” means (a) with respect to the Term Loan First Lien Collateral, the Controlling Term Loan Debt Agent and (b) with respect to the ABL First Lien Collateral, the Controlling ABL Agent.

“Senior Secured Obligations” means (a) with respect to the ABL Debt Obligations (to the extent such obligations are secured, or are intended to be secured, by the Term Loan First Lien Collateral), the Pari Term Loan Debt Obligations, and (b) with respect to any Pari Term Loan Debt Obligations (to the extent such obligations are secured, or are intended to be secured, by the ABL First Lien Collateral), the ABL Debt Obligations.

“Senior Secured Obligations Collateral” means the Collateral in respect of which the Senior Representative (on behalf of itself and any applicable Senior Secured Obligations Secured Parties) holds a Senior Lien.

“Senior Secured Obligations Secured Parties” means (a) with respect to the Term Loan First Lien Collateral, the Pari Term Loan Debt Secured Parties, and (b) with respect to the ABL First Lien Collateral, the ABL Secured Parties.

“Senior Secured Obligations Security Documents” means (a) with respect to the ABL First Lien Collateral, the ABL Security Documents, and (b) with respect to the Term Loan First Lien Collateral, the Pari Term Loan Debt Security Documents.

“Series” means each of (a) the Term Loan Debt Obligations and (b) each class, tranche or issuance of Additional Pari Term Loan Debt Obligations incurred under a single Additional Pari Term Loan Debt Facility. “Series” when used with respect to any agent, person, document, lien or other item with respect to any Term Loan Debt Obligations or Pari Term Loan Debt Obligations shall have a correlative meaning.

“Subsidiary” means, with respect to any specified Person (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries, and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries, owns more than 50% of the Capital Stock of such Person at the time or in which such Person, one or more other Subsidiaries of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, has the power to direct the policies, management and affairs thereof.

“Subsidiary Grantors” has the meaning assigned to that term in the preamble hereto.

“Term Loan Agent” means the Original Term Loan Agent, and, from and after the date of execution and delivery of a Term Loan Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or other holders of the indebtedness and other obligations evidence thereunder or governed thereby, in each case, together with its successors in such capacity.

“Term Loan Credit Agreement” means the Term Loan Credit Agreement, dated as of the date hereof, among the Borrower, the lenders from time to time party thereto and Royal Bank of Canada, as Term Loan Agent, and any credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any Term Loan Substitute Facility, in each case (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in each case, to the extent not prohibited by the terms hereof).

“Term Loan Collateral” means all assets and properties subject to Liens created by the Pari Term Loan Debt Security Documents to secure the Pari Term Loan Debt Obligations.

“Term Loan Debt Obligations” means all “Secured Obligations” as defined in the Term Loan Credit Agreement (or any similar term of any Term Loan Substitute Facility). Term Loan Debt Obligations shall expressly include (i) any principal, interest, penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, including all interest, fees and expenses incurred upon an Event of Default or accruing after the date of any filing by or against any Grantor of any petition or complaint initiating any Insolvency or Liquidation Proceeding, regardless of whether any Term Loan Secured Party’s claim is (a) enforceable, allowable or allowed as a claim in the Insolvency or Liquidation Proceeding commenced by the filing of such petition or complaint, or (b) enforceable, allowable or allowed as a claim under the Term Loan Credit Agreement or applicable law, (ii) any Secured Cash Management Obligations (as defined in the Term Loan Credit Agreement) (or any similar term of any Term Loan Substitute Facility) and (iii) any Secured Swap Obligations (as defined in the Term Loan Credit Agreement) (or any similar term of any Term Loan Substitute Facility), in each case regardless of whether such obligation is direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred.

“Term Loan DIP Financing” has the meaning assigned to that term in Section 2.06(b).

“Term Loan DIP Financing Liens” has the meaning assigned to that term in Section 2.06(b).

“Term Loan Documents” means the Term Loan Credit Agreement, the Term Loan Security Documents, the other “Loan Documents” (as defined in the Term Loan Credit Agreement) and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing any Term Loan Substitute Facility.

“Term Loan First Lien Collateral” means all present and future right, title and interest of the Grantors in the Term Loan Collateral other than ABL First Lien Collateral, whether now owned or hereafter acquired, existing or arising, and wherever located, including to the extent constituting Term Loan Collateral:

(a) Capital Stock of Subsidiaries held by the Grantors;

(b) equipment;

(c) Real Estate Assets;

(d) Intellectual Property;

(e) all general intangibles and investment property that do not constitute ABL First Lien Collateral;

(f) documents of title related to equipment;

(g) books and records, supporting obligations and related letters of credit, commercial tort claims or other claims and causes of action, in each case, to the extent related primarily to the foregoing; and

(h) substitutions, replacements, accessions, products and proceeds (including insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) of any or all of the foregoing;

provided that, in no case shall Term Loan First Lien Collateral include any identifiable cash proceeds from a sale, lease, conveyance or other disposition of any ABL First Lien Collateral.

“Term Loan Lender” means a “Lender” under (and as defined in) the Term Loan Credit Agreement (or any similar term under any Term Loan Substitute Facility).

“Term Loan Lien” means a Lien granted by the Term Loan Security Documents to the Term Loan Agent at any time upon any property of any other Grantor to secure Term Loan Debt Obligations.

“Term Loan Proceeds Notice” shall mean a written notice delivered by a Grantor or the Controlling Term Loan Agent to the Controlling ABL Agent (A) stating that specifically identifiable cash proceeds arising out of the disposition of Term Loan First Lien Collateral may be deposited in an account constituting ABL First Lien Collateral, (B) identifying the amount of such proceeds and specifying the Term Loan First Lien Collateral’s origin or source.

“Term Loan Security Documents” means each agreement listed in Part B of Schedule 1 hereto and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, guarantees, notes or any other documents or instruments now existing or entered into after the date hereof that create, perfect or otherwise relate to Liens on any assets or properties of any Grantor or any of its Subsidiaries to secure any Term Loan Debt Obligations (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Term Loan Substitute Facility).

“Term Loan Secured Parties” means, at any time, the “Secured Parties” as defined in the Term Loan Security Documents (or any similar term of any Term Loan Substitute Facility).

“Term Loan Substitute Facility” means any facility with respect to which the requirements contained in Section 2.10(a) of this Agreement have been satisfied, the proceeds of which are used to, among other things, Replace the Term Loan Credit Agreement. For the avoidance of doubt, no Term Loan Substitute Facility shall be required to be evidenced by notes or other instruments and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any such Term Loan Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priority as set forth herein as of the date hereof) as the other Liens securing the Term Loan Debt Obligations are subject to under this Agreement.

“Trademarks” shall mean, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, trade dress, and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including damages, claims, and payments for past and future infringements thereof; (d) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (e) all rights corresponding to any of the foregoing throughout the world.

ARTICLE II

Subordination of Junior Liens; Certain Agreements

SECTION 2.01 Subordination of Junior Liens.

(a) The parties hereto hereby agree that the grant of the ABL Liens pursuant to the ABL Security Documents and each grant of the Pari Term Loan Debt Liens pursuant to the Pari Term Loan Debt Security Documents create separate and distinct Liens on the Collateral.

(b) The parties hereto hereby further agree that all Junior Liens in respect of any Collateral are expressly subordinated and made junior in right, priority, operation and effect to any and all Senior Liens in respect of such Collateral, notwithstanding anything contained in this Agreement, the Term Loan Documents, the ABL Debt Documents, any Additional Pari Term Loan Debt Documents, or any other agreement or instrument or operation of law to the contrary, and irrespective of the time, order or method of creation, attachment or perfection of such Junior Liens and Senior Liens or any failure, defect or deficiency or alleged failure, defect or deficiency in any of the foregoing.

(c) It is acknowledged that (i) the aggregate amount of the Senior Secured Obligations may be increased from time to time pursuant to the terms of the Senior Documents, (ii) a portion of the Senior Secured Obligations consists or may consist of indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and (iii) the Senior Secured Obligations may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, all without affecting the subordination of the Junior Liens hereunder or the provisions of this Agreement defining the relative rights of the ABL Secured Parties and the Pari Term Loan Debt Secured Parties. The lien priorities provided for herein shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, renewal, restatement or Replacement of either the Junior Secured Obligations (or any part thereof) or the Senior Secured Obligations (or any part thereof).

(d) If at any time the ABL Agent shall make a Permitted Subordination (as defined below) with respect to any ABL First Lien Collateral or any Pari Term Loan Debt Agent shall make a Permitted Subordination with respect to Term Loan First Lien Collateral, in each case, to or in favor of any Person, the priority of such Representative’s Liens vis-à-vis the Liens therein of the other Representative shall not be affected thereby and the subordinating Representative’s Liens shall continue to be senior in priority to the other Representative’s Liens in the affected Collateral as and to the extent provided in this Article II. As used herein, the term “Permitted Subordination” shall mean a voluntary subordination by the ABL Agent of its Liens with respect to any or all ABL First Lien Collateral, or by any Pari Term Loan Debt Agent of its Liens with respect to any or all Term Loan First Lien Collateral, including any such subordination in favor of depository banks, securities or commodities intermediaries, landlords, mortgagees, custom brokers, freight forwarders, carriers, warehousemen, factors, and other Persons who provide goods or services to a Grantor in the ordinary course of business.

SECTION 2.02 No Action With Respect to Junior Secured Obligations Collateral Subject to Senior Liens. Subject to Sections 2.04 and 2.06, no Junior Representative or other Junior Secured Obligations Secured Party shall commence or instruct any Junior Representative to commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Junior Secured Obligations Collateral under any Junior Secured Obligations Security Document, applicable law or otherwise until the associated Discharge of Senior Secured Debt Obligations (including exercising any rights under any deposit account control agreement constituting Junior Secured Obligations Collateral), it being agreed that only the Senior Representative, acting in accordance with the applicable Senior Secured Obligations Security Documents, shall be entitled to take any such actions or exercise any such remedies prior to the associated Discharge of Senior Secured Debt Obligations. Notwithstanding the foregoing, any Junior Representative may, subject to Section 2.05, take all such actions as it shall deem necessary to (i) perfect or continue the perfection of its Junior Liens or (ii) to create, preserve or protect (but not enforce) the Junior Liens on any Collateral. In addition, any Junior Representative may, with respect to any Junior Secured Obligations:

(a) file a claim or statement of interest with respect to such Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;

(b) file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Junior Secured Obligations Secured Parties, including any claims secured by the Junior Secured Obligations Collateral, in each case in accordance with the terms of this Agreement;

(c) in accordance with Section 2.06, file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding, in accordance with applicable law (including the Bankruptcy Laws of any applicable jurisdiction); and

(d) vote on any plan of reorganization or plan of liquidation, file any proof of claim, make other filings and make any arguments and motions (including in support of or opposition to, as applicable, the confirmation or approval of any plan of reorganization or plan of liquidation that are, in each case, in accordance with the terms of this Agreement.

SECTION 2.03 No Duties of Senior Representative. Each Junior Secured Obligations Secured Party acknowledges and agrees that neither the Senior Representative nor any other Senior Secured Obligations Secured Party shall have any duties or other obligations to such Junior Secured Obligations Secured Party with respect to any Senior Secured Obligations Collateral, other than to transfer to the Junior Representative any remaining Collateral that constitutes Junior Secured Obligations Collateral and any proceeds of the sale or other disposition of any such Collateral that constitutes Junior Secured Obligations Collateral remaining in its possession following the associated Discharge of Senior Secured Debt Obligations, in each case without representation or warranty on the part of the Senior Representative or any Senior Secured Obligations Secured Party. In furtherance of the foregoing, each Junior Secured Obligations Secured Party acknowledges and agrees that until the associated Discharge of Senior Secured Debt Obligations secured by any Collateral on which such Junior Secured Obligations Secured Party holds a Junior Lien, the Senior Representative shall be entitled, for the benefit of the holders of such Senior Secured Obligations, to sell, transfer or otherwise dispose of or deal with such Collateral, as provided herein and in the Senior Secured Obligations Security Documents, without regard to any Junior Lien or any rights to which the holders of the Junior Secured Obligations would otherwise be entitled as a result of such Junior Lien. Without limiting the foregoing, each Junior Secured Obligations Secured Party agrees that neither the Senior Representative nor any other Senior Secured Obligations Secured Party shall have any duty or obligation first to marshal or realize upon any type of Senior Secured Obligations Collateral (or any other collateral securing the Senior Secured Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Collateral (or any other collateral securing the Senior Secured Obligations), in any manner that would maximize the return to the Junior Secured Obligations Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Junior Secured Obligations Secured Parties from such realization, sale, disposition or liquidation. Following the associated Discharge of Senior Secured Debt Obligations, the Junior Secured Obligations Secured Parties may, subject to any other agreements binding on such Junior Secured Obligations Secured Parties, assert their rights under the New York UCC or otherwise to any proceeds remaining following a sale, disposition or other liquidation of Collateral by, or on behalf of the Junior Secured Obligations Secured Parties. Each of the Junior Secured Obligations Secured Parties waives any claim such Junior Secured Obligations Secured Party may now or hereafter have against the Senior Representative or any other Senior Secured Obligations Secured Party (or their representatives) arising out of any actions which the Senior Representative or the Senior Secured Obligations Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, and actions with respect to the collection of any claim for all or any part of the Senior Secured Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Senior Secured Obligations Security Documents or any other agreement related thereto or to the collection of the Senior Secured Obligations or the valuation, use, protection or release of any security for the Senior Secured Obligations.

SECTION 2.04 No Interference; Payment Over; Reinstatement.

(a) Each Junior Secured Obligations Secured Party agrees that (i) it will not itself take or cause to be taken any action the purpose, or effect of which is, or could be, to make any Junior Lien rank equal with, or to give such Junior Secured Obligations Secured Party any preference or priority relative to, any Senior Lien with respect to the Collateral subject to such Senior Lien and Junior Lien or any part thereof, (ii) it will not itself challenge or question in any proceeding the validity or enforceability of any Senior Secured Obligations or Senior Secured Obligations Security Document, or the validity, attachment, perfection or priority of any Senior Lien, or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (iii) it will not itself take or cause to be taken any action the purpose or intent of which is, or could be, to interfere with, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Collateral subject to any Junior Lien by any Senior Secured Obligations Secured Parties secured by Senior Liens on such Collateral or any Senior Representative acting on their behalf, (iv) it shall have no right to (A) direct any Senior Representative or any holder of Senior Secured Obligations to exercise any right, remedy or power with respect to the Collateral subject to any Junior Lien or (B) consent to the exercise by any Senior Representative or any other Senior Secured Obligations Secured Party of any right, remedy or power with respect to the Collateral subject to any Junior Lien, (v) it will not itself institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against any Senior Representative or other Senior Secured Obligations Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and neither any Senior Representative nor any other Senior Secured Obligations Secured Party shall be liable for, any action taken or omitted to be taken by such Senior Representative or other Senior Secured Obligations Secured Party with respect to any Collateral securing such Senior Secured Obligations that is subject to any Junior Lien, (vi) it will not seek, and hereby waives any right, to have any Senior Secured Obligations Collateral subject to any Junior Lien or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vii) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement.

(b) Subject to Section 3.02(c), each Junior Representative and each other Junior Secured Obligations Secured Party hereby agrees that if it shall obtain possession of any Senior Secured Obligations Collateral or shall realize any proceeds or payment in respect of any such Collateral, pursuant to any Junior Secured Obligations Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies, at any time prior to the associated Discharge of Senior Secured Debt Obligations secured, or intended to be secured, by such Collateral, then it shall hold such Collateral, proceeds or payment in trust for the applicable Senior Secured Obligations Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Senior Representative reasonably promptly after receiving written notice from the Senior Secured Obligations Secured Parties that it has possession of such Senior Secured Obligations Collateral or proceeds or payments in respect thereof. Each Junior Secured Obligations Secured Party agrees that if, at any time, it receives written notice from the Senior Secured Obligations Secured Party that all or part of any payment with respect to any Senior Secured Obligations previously made shall be rescinded for any reason whatsoever, such Junior

Secured Obligations Secured Party shall promptly pay over to the Senior Representative any payment received by it and then in its possession or under its control in respect of any Collateral subject to any Senior Lien securing such Senior Secured Obligations and shall promptly turn any Collateral subject to any such Senior Lien then held by it over to the Senior Representative, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the payment and satisfaction in full of the Senior Secured Obligations. All Junior Liens will remain attached to, and enforceable against, all proceeds so held or remitted. Anything contained herein to the contrary notwithstanding, this Section 2.04(b) shall not apply to any proceeds of Senior Secured Obligations Collateral realized in a transaction not prohibited by the Senior Documents and as to which the possession or receipt thereof by the Junior Representative or other Junior Secured Obligations Secured Party is otherwise permitted by the Senior Documents.

SECTION 2.05 Release of Liens; Automatic Release of Junior Liens.

(a) The Junior Representative and each other Junior Secured Obligations Secured Party agree that, in the event of a sale, transfer or other disposition of Senior Secured Obligations Collateral or any such Senior Secured Obligations Collateral becoming Excluded Collateral under the ABL Debt Documents or Term Loan Documents, in each case subject to any Junior Lien (regardless of whether or not an Event of Default has occurred and is continuing under the Junior Documents at the time of such sale, transfer or other disposition or any such Senior Secured Obligations Collateral becoming Excluded Collateral under the ABL Debt Documents or Term Loan Documents), such Junior Lien on such Collateral shall terminate and be released automatically and without further action if the applicable Senior Liens on such Collateral are released and if such sale, transfer or other disposition either (A) is then not prohibited by the Junior Documents (either pursuant to the terms of the Junior Documents or pursuant to a consent issued thereunder) or (B) occurs in connection with the foreclosure upon or other exercise of rights and remedies with respect to such Senior Secured Obligations Collateral (including, if the Senior Secured Obligations Collateral is ABL First Lien Collateral, in connection with any liquidation of ABL Facility Collateral consented to by the ABL Agent); provided that such Junior Lien shall remain in place with respect to any proceeds of a sale, transfer or other disposition under this clause (a) that remain after the associated Discharge of Senior Secured Debt Obligations. In addition, for the avoidance of doubt, the Junior Representative and each Junior Secured Obligations Secured Party agree that, with respect to any property or assets that would otherwise constitute Senior Secured Obligations Collateral, the requirement that a Junior Lien attach to, or be perfected with respect to, such property or assets shall be waived automatically and without further action so long as the requirement that a Senior Lien attach to, or be perfected with respect to, such property or assets is waived by the Senior Secured Obligations Secured Parties (or the Senior Representative) in accordance with the Senior Documents and so long as no Event of Default under the Junior Documents shall have occurred, be continuing or would result therefrom at such time.

(b) The ABL Agent and each Pari Term Loan Debt Agent agrees that, with respect to the release of any Collateral, if the ABL Agent or Pari Term Loan Debt Agent, as applicable, at any time receives:

(i) an Officer’s Certificate from the relevant Grantor stating that (A) the signing Officer has read Article 2 of this Agreement and understands the provisions and the definitions relating hereto, (B) such Officer has made such examination or investigation as is necessary to enable such Persons to express an informed opinion as to whether or not the conditions precedent in this Agreement and all other Secured Documents, if any, relating to the release of such Collateral have been complied with and (C) in the opinion of such Officer, such conditions precedent, if any, have been complied with;

(ii) the proposed instrument or instruments releasing such Lien as to such property in recordable form, if applicable; and

(iii) prior to the associated Discharge of Senior Secured Debt Obligations, the written confirmation of the applicable Senior Representative (or, at any time after the associated Discharge of Senior Secured Debt Obligations, the Junior Representative) (such confirmation to be given promptly following receipt of, and based solely on, the Officer’s Certificate described in clause (i) above) that, in its view, such release is permitted by Section 2.05(a) and the respective Secured Documents governing the Pari Term Loan Debt Obligations or the ABL Debt Obligations, as applicable, the holders of which such Representative represents; then the ABL Agent or each Pari Term Loan Debt Agent, as applicable, will execute (with such acknowledgements and/or notarizations as are required) and deliver such release to the applicable Grantor on or before the later of (x) the date specified in such request for such release and (y) the fifth Business Day (or such shorter period as shall be acceptable to the Representatives) after the date of receipt of the items required by this Section 2.05(b) by the applicable Representative.

(c) The Junior Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such releases and other instruments as shall reasonably be requested by the Senior Representative to evidence and confirm any release of Junior Secured Obligations Collateral provided for in this Section 2.05.

SECTION 2.06 Certain Agreements With Respect to Insolvency or, Liquidation Proceedings.

(a) This Agreement shall continue in full force and effect, notwithstanding the commencement of any Insolvency or Liquidation Proceeding by or the Borrower, any of the Borrower’s Subsidiaries or any Grantor. Without limiting the generality of the foregoing, the provisions of this Agreement are intended to be and shall be enforceable as a “subordination agreement” under Section 510(a) of the Bankruptcy Code. All references to the Borrower or any other Grantor shall include the Borrower or any other Grantor as debtor and debtor-in-possession and any receiver, examiner, or trustee for such person in any Insolvency or Liquidation Proceeding.

(b) (i) If any Grantor shall be subject to any Insolvency or Liquidation Proceeding, and the ABL Agent or the ABL Secured Parties shall seek to provide any Grantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting ABL First Lien Collateral under Section 363 of the Bankruptcy Code (each, an “ABL DIP Financing”), with such ABL DIP Financing to be secured by all or any portion of the Collateral (the “ABL DIP Financing Liens”) (including assets that, but for the application of Section 552 of the Bankruptcy Code, would be Collateral) (it being agreed that the ABL Agent and the ABL Secured Parties shall not propose any ABL DIP Financing secured by the Term Loan First Lien Collateral in competition with the Term Loan Secured Parties without the consent of the Term Loan Agent), then each of the Term Loan Secured Parties agrees that it will raise no objection and will not support any objection to such ABL DIP Financing or use of cash collateral or to the ABL DIP Financing Liens on the grounds of a failure to provide “adequate protection” for the Liens of the Term Loan Secured Parties securing the Term Loan Debt Obligations or on any other grounds (and will not request any adequate protection solely as a result of such ABL DIP Financing or use of cash collateral that is ABL First Lien Collateral except as permitted by Section 2.06(d)), so long as: (A) the Term Loan Secured Parties retain their Lien on the Collateral to secure the Term Loan Debt Obligations applicable to each of the Term Loan Secured Parties (in each case, including proceeds thereof arising after the commencement of an Insolvency or Liquidation Proceeding) and, as to the Term Loan First Lien Collateral only, such Lien has the same priority as existed prior to the commencement of such Insolvency or Liquidation Proceeding and any ABL DIP Financing Lien on the Term Loan First Lien Collateral is junior and subordinate to the Lien of the Term Loan Secured Parties on the Term Loan First Lien Collateral; (B) all Liens on ABL First Lien Collateral securing any such ABL DIP Financing shall be senior to or pari passu with the Liens of the ABL Agent and the ABL Secured Parties securing the ABL Obligations on ABL First Lien Collateral; (C) the aggregate principal amount of such ABL DIP Financing (including, for the avoidance of doubt, an ABL DIP Financing which Replaces in whole or in part the prepetition ABL Debt Obligations pursuant to a “roll-up” or “roll-over”), together with the aggregate outstanding amount of pre-petition ABL Debt Obligations then outstanding, does not exceed the Maximum ABL Facility Amount; and (D) the foregoing provisions of this Section 2.06(b)(i) shall not prevent the Term Loan Secured Parties from objecting to any provision in any ABL DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Insolvency or Liquidation Proceeding.

(ii) If any Grantor shall be subject to any Insolvency or Liquidation Proceeding, and the Term Loan Agent or the Term Loan Secured Parties shall seek to provide any Grantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting Term Loan First Priority Collateral under Section 363 of the Bankruptcy Code (each, a “Term Loan DIP Financing”), with such Term Loan DIP Financing to be secured by all or any portion of the Collateral (the “Term Loan DIP Financing Liens”) (including assets that, but for the application of Section 552 of the Bankruptcy Code, would be Collateral) (it being agreed that the Term Loan Agent and the Term Loan Secured Parties shall not propose any Term Loan DIP Financing secured by the ABL First Lien Collateral in competition with the ABL Secured Parties without the consent of the ABL Agent), then each of the ABL Secured Parties agrees that it will raise no objection and will not support any objection to such Term Loan DIP Financing or use of cash collateral or to the Term Loan DIP Financing Liens on the grounds of a failure to provide “adequate protection” for the Liens of the ABL Secured Parties securing the ABL Debt Obligations or on any other grounds (and will not request any adequate protection solely as a result of such Term Loan DIP Financing or use of cash collateral that is Term Loan First Priority Collateral except as permitted by Section 2.06(d)), so long as: (A) the ABL Secured Parties retain their Lien on the Collateral to secure the ABL Debt Obligations owed to each of the Term Loan Secured Parties (in each case, including proceeds thereof arising after the commencement of an Insolvency or Liquidation Proceeding) and, as to the ABL First Lien Collateral only, such Lien has the same priority as existed prior to the commencement of such Insolvency or Liquidation Proceeding and any Term Loan DIP Financing Lien on the ABL First Lien Collateral is junior and subordinate to the Lien of the ABL Secured Parties on the ABL First Lien Collateral; (B) all Liens on Term Loan First Priority Collateral securing any such Term Loan DIP Financing shall be senior to or pari passu with the Liens of the Term Loan Agent and the Term Loan Secured Parties securing the Term Loan Obligations on Term Loan First Priority Collateral; (C) the aggregate principal amount of such Term Loan DIP Financing, together with the aggregate outstanding amount of pre-petition Term Loan Debt Obligations then outstanding, does not exceed the Maximum Term Loan Amount; and (D) the foregoing provisions of this Section 2.06(b)(ii) shall not prevent the ABL Secured Parties from objecting to any provision in any Term Loan DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Insolvency or Liquidation Proceeding.

(c) Each Junior Secured Obligations Secured Party agrees that it will not object to or oppose (i) a sale or other disposition of any Senior Secured Obligations Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Senior Secured Obligations Secured Parties shall have consented to such sale or disposition of such Senior Secured Obligations Collateral and all Senior Liens and Junior Liens will attach to the proceeds of the sale or other disposition with the same priorities set forth herein or (ii) any lawful exercise by any holder of claims in respect of any Senior Secured Obligations of the right to credit bid such claims under Section 363(k) of the Bankruptcy Code or any other applicable provision of the Bankruptcy Code or in any sale in foreclosure of Collateral that is Senior Secured Obligations Collateral with respect to such claims.

(d) (i) No Term Loan Secured Party shall oppose (or support the opposition of any other Person) in any Insolvency or Liquidation Proceeding to (A) any motion or other request by any ABL Secured Party for adequate protection with respect to the ABL Agent’s Liens upon the ABL First Lien Collateral, including any claim of any ABL Secured Party to post-petition interest, fees, or expenses as a result of the ABL Lien on the ABL First Lien Collateral (so long as any post-petition interest, fees, or expenses paid as a result thereof is not paid from the proceeds of Term Loan First Lien Collateral and is allowable under Section 506(b) of the Bankruptcy Code), a request for the application of proceeds of ABL First Lien Collateral to the ABL Debt Obligations, and request for additional or replacement Liens on post-petition assets of the same type as the ABL First Lien Collateral and/or a superpriority administrative claim, or (B) any objection by any ABL Secured Party to any motion, relief, action or proceeding based on such ABL Secured Party claiming a lack of adequate protection with respect to the ABL Liens in the ABL First Lien Collateral. In addition, the ABL Agent, for itself and on behalf of the ABL Secured Parties, may seek adequate protection of its junior interest in the Term Loan First Lien Collateral in the form of an additional or replacement Lien on post-petition assets of the same type as the Term Loan First Lien Collateral and/or a superpriority administrative claim, subject to the provisions of this Agreement; provided that each Term Loan Agent is also granted adequate protection in the same form that is granted to the ABL Agent, which additional or replacement Lien on post-petition assets of the same type as the Term Loan First Lien Collateral or superpriority administrative claim (as applicable) is senior to that granted to the ABL Agent in respect of the Term Loan First Lien Collateral. Such Lien on post-petition assets of the same type as the Term Loan First Lien Collateral and/or superpriority administrative claim, if granted to the ABL Agent, will be subordinated to the adequate protection Liens and/or superpriority administrative claims (as applicable) granted in favor of each Pari Term Loan Debt Agent on such post-petition assets, and, if applicable, to the DIP Financing Liens of each Pari Term Loan Debt Agent or any other Pari Term Loan Debt Secured Party on such post-petition assets of the same type as the Term Loan First Lien Collateral. If the ABL Agent, for itself and on behalf of the ABL Secured Parties, seeks or requires (or is otherwise granted) adequate protection of its junior interest in the Term Loan First Lien Collateral in the form of an additional or replacement Lien on post-petition assets of the same type as the Term Loan First Lien Collateral and/or a superpriority administrative claim, then the ABL Agent, for itself and the ABL Secured Parties, agrees that each Pari Term Loan Debt Agent shall also be granted an additional or replacement Lien on such post-petition assets and/or a superpriority administrative claim as adequate protection of its senior interest in the Term Loan First Lien Collateral and that the ABL Agent’s additional or replacement Lien on post-petition assets of the same type as the Term Loan First Lien Collateral and/or superpriority administrative claim (as applicable) shall be subordinated to the additional or replacement Lien on post-petition assets of the same type as the Term Loan First Lien Collateral and/or superpriority administrative claim of each Pari Term Loan Debt Agent on the same basis as the Liens of the ABL Agent on, and claims with respect to, the Term Loan First Lien Collateral are subordinated to the Liens of each Pari Term Loan Debt Agent on, and claims with respect to, the Term Loan First Lien Collateral under this Agreement. If the ABL Agent or any ABL Secured Party receives as adequate protection a Lien on post-petition assets of the same type as the ABL First Lien Collateral, then such post-petition assets shall also constitute ABL First Lien Collateral to the extent of any allowed claim of the ABL Secured Parties secured by such adequate protection Lien and shall be subject to this Agreement.

(ii) No ABL Secured Party shall oppose (or support the opposition of any other Person) in any Insolvency or Liquidation Proceeding to (A) any motion or other request by any Term Loan Secured Party for adequate protection of any Pari Term Loan Debt Agent’s Liens upon any of the Term Loan First Lien Collateral, including any claim of any Pari Term Loan Debt Secured Party to post-petition interest, fees, or expenses as a result of any Pari Term Loan Debt Liens on the Term Loan First Lien Collateral (so long as any post-petition interest, fees, or expenses paid as a result thereof are not paid from the proceeds of ABL First Lien Collateral), a request for the application of proceeds of Term Loan First Lien Collateral to the Pari Term Loan Debt Obligations, and request for additional or replacement Liens on post-petition assets of the same type as the Term Loan First Lien Collateral and/or a superpriority administrative claim or (B) any objection by any Pari Term Loan Debt Secured Party to any motion, relief, action or proceeding based on such Pari Term Loan Debt Secured Party claiming a lack of adequate protection, with respect to any Pari Term Loan Debt Agent’s Liens in the Term Loan First Lien Collateral. In addition, any Pari Term Loan Debt Agent, for itself and on behalf of the applicable Pari Term Loan Debt Secured Parties, may seek adequate protection of its junior interest in the ABL First Lien Collateral in the form of an additional or replacement Lien on post-petition assets of the same type as the Term Loan First Lien Collateral and/or a superpriority administrative claim, subject to the provisions of this Agreement; provided, that the ABL Agent is also granted adequate protection in the same form that is granted to the applicable Pari Term Loan Debt Agent, which additional or replacement Lien on post-petition assets of the same type as the Term Loan First Lien Collateral and/or superpriority administrative claim (as applicable) granted in favor of the ABL Agent is senior to that granted to the applicable Pari Term Loan Debt Agent in respect of the ABL First Lien Collateral. Such Lien on post-petition assets of the same type as the ABL First Lien Collateral and/or superpriority administrative claim, if granted to any Pari Term Loan Debt Agent, will be subordinated to the adequate protection Liens and/or superpriority administrative claims (as applicable) granted in favor of the ABL Agent on such post-petition assets, and, if applicable, to the DIP Financing Liens of the ABL Agent or any other ABL Secured Party on such post-petition assets of the same type as the ABL First Lien Collateral. If any Pari Term Loan Debt Agent, for itself and on behalf of any Pari Term Loan Debt Secured Parties, seeks or requires (or is otherwise granted) adequate protection of its junior interest in the ABL First Lien Collateral in the form of an additional or replacement Lien on the post-petition assets of the same type as the ABL First Lien Collateral and/or a superpriority administrative claim, then such Pari Term Loan Debt Agent, for itself and the applicable Pari Term Loan Debt Secured Parties, agrees that the ABL Agent shall also be granted an additional or replacement Lien on such post-petition assets and/or a superpriority administrative claim as adequate protection of its senior interest in the ABL First Lien Collateral and that such Pari Term Loan Debt Agent’s additional or replacement Lien on such post-petition assets of the same type as the ABL First Lien Collateral and/or superpriority administrative claim shall be subordinated to the additional or replacement Lien and/or superpriority administrative claim of the ABL Agent on the same basis as the Liens of such Pari Term Loan Debt Agent on and claims with respect to the ABL First Lien Collateral are subordinated to the Liens of the ABL Agent on and claims with respect to the ABL First Lien Collateral under this Agreement. If any Pari Term Loan Debt Agent or any Pari Term Loan Debt Secured Party receives as adequate protection a Lien on post-petition assets of the same type as the Term Loan First Lien Collateral, then such post-petition assets shall also constitute Term Loan First Lien Collateral to the extent of any allowed claim of the applicable Pari Term Loan Debt Secured Parties secured by such adequate protection Lien and shall be subject to this Agreement.

(e) Each of the Junior Secured Obligations Secured Parties waives any claim such Junior Secured Obligations Secured Party may now or hereafter have against the Senior Representative or any other Senior Secured Obligations Secured Party (or their representatives) arising out of any election by the Senior Representative or any Senior Secured Obligations Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code with respect to such party’s Senior Secured Obligations Collateral.

(f) Prior to any Discharge of Senior Secured Debt Obligations and any DIP Financing provided by the Senior Secured Obligations Secured Parties, no Junior Secured Obligations Secured Party shall seek relief from the automatic stay in any Insolvency or Liquidation Proceeding with respect to any Senior Secured Obligations Collateral unless

(i) otherwise consented to by the Senior Representative or (ii) the Senior Representative or Senior Secured Obligations Secured Parties shall seek relief from the automatic stay with respect to such Collateral to commence a lien enforcement action with respect to such Senior Secured Obligations Collateral. No Junior Secured Obligations Secured Party will object to or otherwise contest: any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of the Senior Secured Obligations and the Senior Secured Obligations Collateral made by the Senior Representative or any other Senior Secured Obligations Secured Party (or their representatives).

(g) Each of the Junior Secured Obligations Secured Parties hereby agrees that (i) it will not oppose or seek to challenge any claim by the Senior Representative or any other Senior Secured Obligations Secured Party (or their representatives) for allowance of Senior Secured Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Senior Representative’s Lien on the Senior Secured Obligations Collateral, without regard to the existence of the Lien of the Junior Secured Obligations Secured Parties on the Senior Secured Obligations Collateral; and (ii) prior to any Discharge of Senior Secured Debt Obligations, will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code senior to or on a parity with the Liens on the Senior Secured Obligations Collateral securing the Senior Secured Obligations for costs or expenses of preserving or disposing of any Collateral.

(h) The Term Loan Agent, for itself and on behalf of the Term Loan Secured Parties, and the ABL Agent, for itself and on behalf of the ABL Secured Parties, acknowledge and intend that: the grants of Liens pursuant to the Term Loan Security Documents, on the one hand, and the ABL Security Documents, on the other hand, constitute separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral, the ABL Debt Obligations are fundamentally different from the Pari Term Loan Debt Obligations and must be separately classified in any plan of reorganization or liquidation proposed or confirmed (or approved) in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the claims of the Term Loan Secured Parties in respect of any Collateral constitute claims in the same class (rather than separate classes of secured claims), then the ABL Secured Parties and the Term Loan Secured Parties hereby acknowledge and agree that all distributions from the Collateral shall be made as if there were separate classes of ABL Debt Obligations and Pari Term Loan Debt Obligations against the Grantors (with the effect being that, to the extent that the aggregate value of the ABL First Lien Collateral or the Term Loan First Lien Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties for whom such Collateral is Junior Secured Obligations Collateral)), the ABL Secured Parties or the Term Loan Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees, and expenses that are available from the applicable Senior Secured Obligations Collateral for each of the ABL Secured Parties and the Term Loan Secured Parties (regardless of whether any such claims for post-petition interest, fees, or expenses, may or may not be allowed or allowable in whole or in part as against the Borrower or any of the other Grantors in the applicable Insolvency or Liquidation Proceeding(s) pursuant to the Bankruptcy Code, applicable law or otherwise), respectively, before any distribution is made in respect of any claims in respect of the Junior Secured Obligations from, or with respect to, such applicable Senior Secured Obligations Collateral, with the holder of such claims hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them from, or with respect to, such applicable Senior Secured Obligations Collateral to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing their aggregate recoveries.

(i) If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or plan of liquidation, both on account of the ABL Debt Obligations and on account of the Pari Term Loan Debt Obligations, then, to the extent the debt obligations distributed on account of the ABL Debt Obligations and on account of the Pari Term Loan Debt Obligations are secured by Liens upon the Collateral, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the debt obligations so distributed, to the Liens securing such debt obligations and the distribution of proceeds thereof.

SECTION 2.07 Reinstatement. In the event that any of the Senior Secured Obligations shall be paid and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference or other avoidance under the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Agreement shall be fully applicable thereto until all such Senior Secured Obligations shall again have been paid in full in cash.

SECTION 2.08 Entry Upon Premises by the ABL Agent and the ABL Secured Parties; Intellectual Property License.

(a) If the ABL Agent takes any enforcement action with respect to the ABL First Lien Collateral, the Pari Term Loan Debt Secured Parties (i) shall cooperate with the ABL Agent (at the sole cost and expense of the ABL Agent and subject to the condition that the Pari Term Loan Debt Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in the incurrence of any liability or damage to the Pari Term Loan Debt Secured Parties) in its efforts to enforce its security interest in the ABL First Lien Collateral and to finish any work-in-process and assemble the ABL First Lien Collateral, (ii) shall not take any action designed or intended to hinder or restrict in any respect the ABL Agent from enforcing its security interest in the ABL First Lien Collateral or from finishing any work-in-process or assembling the ABL First Lien Collateral, and (iii) subject to the rights of any landlords under real estate leases, shall permit the ABL Agent, its employees, agents, advisers and representatives, at the sole cost and expense of the ABL Secured Parties and upon reasonable advance notice, to enter upon and use the Term Loan First Lien Collateral (including equipment, processors, computers and other machinery related to the storage or processing of records, documents or files), for a period not to exceed 180 days after the taking of such enforcement action, for purposes of (1) assembling and storing the ABL First Lien Collateral and completing the processing of and turning into finished goods of any ABL First Lien Collateral consisting of work-in-process, (2) selling any or all of the ABL First Lien Collateral located on such Term Loan First Lien Collateral, whether in bulk, in lots or to customers in the ordinary course of business or otherwise, (3) removing any or all of the ABL First Lien Collateral located on such Term Loan First Lien Collateral, or (4) taking reasonable actions to protect, secure and otherwise enforce the rights of the ABL Secured Parties in and to the ABL First Lien Collateral; provided, however, that nothing contained in this Agreement shall restrict the rights of any Pari Term Loan Debt Agent from selling, assigning or otherwise transferring any Term Loan First Lien Collateral prior to the expiration of such 180-day period if the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section. If any stay or other order prohibiting the exercise of remedies with respect to the ABL First Lien Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order. If the ABL Agent conducts a public auction or private sale of the ABL First Lien Collateral at any of the real property included within the Term Loan First Lien Collateral, the ABL Agent shall provide each Pari Term Loan Debt Agent with reasonable notice and use reasonable efforts to hold such auction, or sale in a manner which would not unduly disrupt such Pari Term Loan Debt Agent’s use of such real property.

(b) Notwithstanding any limitation set forth in Section 2.08(a), no Pari Term Loan Debt Secured Party shall in any manner interfere with ABL Agent’s right to use any Intellectual Property pursuant to any license or other right of use granted by a Grantor or pursuant to any applicable law, and any sale or other disposition of such Intellectual Property whether by a lien enforcement action or otherwise shall be made expressly subject to such license or other right of use until the sooner to occur of the following: (i) the Discharge of Senior Secured Debt Obligations of the ABL Secured Parties, or (ii) all ABL First Lien Collateral consisting of inventory having been sold or otherwise disposed of after the occurrence and during the continuance of an Event of Default under the ABL Debt Documents, whether pursuant to a lien enforcement action by ABL Secured Parties, by a trustee or other representative of creditors in an Insolvency or Liquidation Proceeding or by one or more Grantors in an orderly liquidation of such ABL First Lien Collateral, to repay the ABL Debt Obligations. Nothing in this Section shall be deemed to modify, waive, condition, limit or otherwise adversely affect any right ABL Agent may have to sell or otherwise dispose of any inventory (including inventory bearing any trademarks or tradenames forming a part of the Term Loan First Lien Collateral), whether by lien enforcement action or otherwise, after any sale or other disposition of any intellectual property by Term Loan Agent or any other Pari Term Loan Debt Secured Party.

(c) During the period of actual occupation, use or control by the ABL Secured Parties or their agents or representatives of any Term Loan First Lien Collateral, the ABL Secured Parties shall (i) be responsible for the ordinary course third-party expenses related thereto, including costs with respect to heat, light, electricity, water and real property taxes with respect to that portion of any premises so used or occupied, and (ii) be obligated to repair at their expense any physical damage to such Term Loan First Lien Collateral or other assets or property resulting from such occupancy, use or control, and to leave such Term Loan First Lien Collateral or other assets or property in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. The ABL Secured Parties severally (on a pro rata basis) agree to pay, indemnify and hold each Pari Term Loan Debt Agent and their respective officers, directors, employees and agents harmless from and against any liability, cost, expense, loss or damages, including legal fees and expenses, resulting from the gross negligence or willful misconduct of the ABL Agent or any of its agents, representatives or invitees in its or their operation of such facilities. Notwithstanding the foregoing, in no event shall the ABL Secured Parties have any liability to the Pari Term Loan Debt Secured Parties pursuant to this Section as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Term Loan First Lien Collateral existing prior to the date of the exercise by the ABL Secured Parties of their rights under this Section and the ABL Secured Parties shall have no duty or liability to maintain the Term Loan First Lien Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Secured Parties, or for any diminution in the value of the Term Loan First Lien Collateral that results solely from ordinary wear and tear resulting from the use of the Term Loan First Lien Collateral by the ABL Secured Parties in the manner and for the time periods specified under this Section 2.08. Without limiting the rights granted in this paragraph, ABL Agent, to the extent that rights have been exercised under this Section 2.08 by ABL Agent, shall cooperate with the Pari Term Loan Debt Secured Parties in connection with any efforts made by the Pari Term Loan Debt Secured Parties to sell the Term Loan First Lien Collateral.

(d) Each Pari Term Loan Debt Agent and each Pari Term Loan Debt Secured Party, in its capacity as a secured party (or as a purchaser, assignee or transferee, as applicable), and to the extent of its interest therein, hereby grants to the ABL Agent and the ABL Secured Parties a nonexclusive, irrevocable, royalty-free, worldwide license to use, license or sublicense any and all Intellectual Property now owned or hereafter acquired included as part of the Pari Term Loan Debt Collateral (and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof) as is or may be necessary or advisable in the ABL Agent’s reasonable judgment for the ABL Agent to process, ship, produce, store, supply, lease, complete, sell, liquidate or otherwise deal with the ABL First Lien Collateral, or to collect or otherwise realize upon any Accounts (as defined in the ABL Credit Agreement) comprising ABL First Lien Collateral, in each case solely in connection with any exercise of remedies available to the ABL Secured Parties; provided that (i) any such license shall terminate upon the sale of the applicable ABL First Lien Collateral and shall not extend or transfer to the purchaser of such ABL First Lien Collateral, (ii) the ABL Agent’s use of such Intellectual Property shall be reasonable and lawful, and (iii) any such license is granted on an “AS-IS” basis, without any representation or warranty whatsoever. Furthermore, each Pari Term Loan Debt Agent agrees that, in connection with any exercise of remedies available to any Pari Term Loan Debt Agent in respect of Pari Term Loan Debt Collateral, such Pari Term Loan Debt Agent shall provide written notice to any purchaser, assignee or transferee of Intellectual Property pursuant to such exercise of remedies, that the applicable Intellectual Property is subject to such license.

SECTION 2.09 Insurance. Unless and until written notice by the ABL Agent to each Pari Term Loan Debt Agent that the Discharge of Senior Secured Debt Obligations in respect of the ABL Debt Obligations has occurred, as between the ABL Agent, on the one hand, and any Pari Term Loan Debt Agent, on the other hand, only the ABL Agent will have the right (subject to the rights of the Grantors under the ABL Debt Documents and the Term Loan Documents) to adjust or settle any insurance policy or claim covering or constituting ABL First Lien Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the ABL First Lien Collateral. Unless and until written notice by each Pari Term Loan Debt Agent to the ABL Agent that the Pari Term Loan Debt Obligations have been paid in full, as between the ABL Agent, on the one hand, and any Pari Term Loan Debt Agent, on the other hand, only Pari Term Loan Debt Agents will have the right (subject to the rights of the Grantors under the ABL Debt Documents and the Pari Term Loan Debt Documents) to adjust or settle any insurance policy covering or constituting Term Loan First Lien Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding solely affecting Term Loan First Lien Collateral. To the extent that an insured loss covers or constitutes both ABL First Lien Collateral and Term Loan First Lien Collateral, then the ABL Agent and each Pari Term Loan Debt Agent will work jointly and in good faith to collect, adjust or settle (subject to the rights of the Grantors under the ABL Debt Documents and the Pari Term Loan Debt Documents) under the relevant insurance policy.

SECTION 2.10 Refinancing and Additional Secured Debt.

(a) The ABL Debt Obligations and the Pari Term Loan Debt Obligations may be Replaced by any ABL Substitute Facility or Term Loan Substitute Facility, as the case may be, in each case, without notice to or the consent of any Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, however, that the Term Loan Agent and the ABL Agent shall receive on or prior to incurrence of the Replacement of an ABL Substitute Facility or Term Loan Substitute Facility (i) an Officer’s Certificate from the Borrower stating that (A) the Replacement is permitted by each applicable Secured Document to be incurred, or to the extent a consent is otherwise required to permit the Replacement under any Secured Document, each Grantor has obtained the requisite consent and (B) the requirements of Section 2.09 have been satisfied, and (ii) a Lien Sharing and Priority Confirmation Joinder from the holders or lenders of any indebtedness that Replaces the ABL Debt Obligations or the Term Loan Debt Obligations (or an authorized agent, trustee or other representative on their behalf).

Each of the then-existing ABL Agent and Term Loan Agent shall be authorized to execute and deliver such documents and agreements (including amendments or supplements to this Agreement) as such holders, lenders, agent, trustee or other representative may reasonably request to give effect to such Replacement, it being understood that the ABL Agent and each Term Loan Agent, without the consent of any other Secured Party, may amend, supplement, modify or restate this Agreement to the extent reasonably necessary or appropriate to facilitate such amendments or supplements to effect such Replacement all at the expense of the Borrower. Upon the consummation of such Replacement and the execution and delivery of the documents and agreements contemplated in the preceding sentence, the holders or lenders of such indebtedness and any authorized agent, trustee or other representative thereof shall be entitled to the benefits of this Agreement.

(b) Each Grantor will be permitted to designate as an additional holder of Secured Debt Obligations hereunder each Person who is or who becomes the registered holder of Additional Pari Term Loan Debt, incurred by such Grantor after the date of this Agreement in accordance with the terms of all applicable Secured Documents. Each Grantor may effect such designation by delivering to each Pari Term Loan Debt Agent and the ABL Agent, each of the following:

(i) an Officer’s Certificate stating that (A) such Grantor intends to incur Additional Pari Term Loan Debt and (B) such Additional Pari Term Loan Debt is then permitted by each applicable Secured Document to be incurred and secured by a Pari Term Loan Debt Lien, in respect of such Additional Pari Term Loan, and

(ii) if applicable, the Additional Pari Term Loan Debt Agent, on behalf of itself and the Additional Pari Term Loan Debt Secured Parties of the applicable Series must, prior to such designation, sign and deliver a Lien Sharing and Priority Confirmation Joinder.

(c) Notwithstanding the foregoing, nothing in this Agreement will be construed to permit any Grantor to incur, or prohibit any Grantor from incurring, additional indebtedness unless otherwise permitted or prohibited, as applicable, by the terms of each applicable Secured Document.

(d) Any Series of Additional Pari Term Loan Debt shall rank equal in right of security with the Term Loan Debt Obligations and any other Series of Additional Pari Term Loan Debt .

SECTION 2.11 Modification; No Interference.

(a) The ABL Secured Parties may agree to modify the terms (including, amending, restating, amending and restating, supplementing, restructuring, repaying, refinancing, or otherwise modifying) of any of the ABL Debt Obligations and any ABL Debt Documents and grant extensions of the time of payment or performance to and make compromises (including releases of Liens on the ABL First Lien Collateral or of guaranties) and settlements with any and all Grantors and all other Persons, in each case, without the consent of the Pari Term Loan Debt Secured Parties and without affecting agreements of the Pari Term Loan Debt Secured Parties in this Agreement. If an ABL Secured Party should amend or waive any provisions of the ABL Debt Documents, whether or not any ABL Secured Party has knowledge that such amendment or waiver would result in a breach of any Pari Term Loan Debt Documents or an Event of Default under any Pari Term Loan Debt Documents, or knowledge of an act, condition or event which with notice or passage of time or both would constitute an Event of Default under any Pari Term Loan Debt Documents, in no event shall the ABL Secured Parties have any liability to any Pari Term Loan Debt Secured Parties as a result of such breach and, without limiting generality of the foregoing, the ABL Secured Parties shall not have any liability for tortious interference with contractual relations or for inducement by the ABL Secured Parties of any Grantor to breach any contract or otherwise. Nothing contained in this Section 2.11(a) shall limit, impair or waive any right that the Pari Term Loan Debt Secured Parties have to enforce any of the provisions of the Pari Term Loan Debt Documents against any Grantor and the provisions of this Agreement against any ABL Secured Party.

(b) The Pari Term Loan Debt Secured Parties may agree to modify the terms (including, amending, restating, amending and restating, supplementing, restructuring, repaying, refinancing, or otherwise modifying) of any of their respective Pari Term Loan Debt Obligations and any Pari Term Loan Debt Documents and grant extensions of the time of payment or performance to and make compromises (including releases of Liens on Term Loan First Lien Collateral or of guaranties) and settlements with any and all Grantors and all other Persons, in each case, without the consent of the ABL Secured Parties and without affecting the agreements of the ABL Secured Parties in this Agreement. If a Pari Term Loan Debt Secured Party should amend or waive any provisions of its respective Pari Term Loan Debt Documents, whether or not any Pari Term Loan Debt Secured Party has knowledge that such amendment or waiver would result in a breach of any ABL Debt Documents or an Event of Default under any ABL Debt Documents, or knowledge of an act, condition or event which with notice or passage of time or both would constitute an Event of Default under any ABL Debt Documents, in no event shall the Pari Term Loan Debt Secured Parties have any liability to any ABL Secured Party as a result of such breach and, without limiting generality of the foregoing, the Pari Term Loan Debt Secured Parties shall not have any liability for tortious interference with contractual relations or for inducement by the Pari Term Loan Debt Secured Parties of any Grantor to breach any contract or otherwise. Nothing contained in this Section 2.11(b) shall limit, impair or waive any right that the ABL Secured Parties have to enforce any of the provisions of the ABL Debt Documents against any Grantor and the provisions of this Agreement against any Pari Term Loan Debt Secured Party.

SECTION 2.12 Legends. Each Security Document shall (and, to the extent already in existence, shall be amended to) include a legend, substantially in the form of Annex I, describing this Agreement.

SECTION 2.13 Junior Secured Obligations Secured Parties Rights as Unsecured Creditors. Notwithstanding the provisions of Sections 2.02, 2.04(a) and 2.06(b), (c) and (d) or otherwise, both before and during an Insolvency or Liquidation Proceeding, any of the Junior Secured Obligations Secured Parties may take any actions and exercise any and all rights that would be available to a holder of unsecured claims, including the commencement of an Insolvency or Liquidation Proceeding against any Grantor in accordance with applicable law (including the Bankruptcy Laws of any applicable jurisdiction); provided that, the Junior Secured Obligations Secured Parties may not take any of the actions prohibited by Section 2.02, clauses (i) through (vii) of Section 2.04(a) or Section 2.06(b), (c), (d) and (e); provided, further, that in the event that any of the Junior Secured Obligations Secured Parties becomes a judgment lien creditor in respect of any Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Junior Secured Obligations, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Senior Secured Obligations) as the other Liens securing the Junior Secured Obligations are subject to this Agreement.

SECTION 2.14 No New Liens. Except as provided in Section 2.06, so long as the Discharge of Senior Secured Debt Obligations with respect to any Senior Secured Obligation has not occurred, whether or not any Insolvency Proceeding has been commenced by or against any Grantor, the parties hereto agree that the Borrower shall not, and shall not permit any other Grantor to, grant any Lien on any of its property, or permit any of its Subsidiaries to grant a Lien on any of its property, to secure Junior Secured Obligations unless it, or such Subsidiary, has granted (or offered to grant with a reasonable opportunity for such Lien to be accepted) a corresponding Lien on such property in favor of the holders of the Senior Secured Obligations with respect to such property; provided, however, notwithstanding the foregoing, the refusal of any such holder of Senior Secured Obligations to accept a Lien on any property of any Grantor shall not prohibit the taking of a Lien on such property by the holders of Junior Secured Obligations. If any Secured Party shall acquire any Lien on any property of any Grantor or any of their respective Subsidiaries constituting Junior Secured Obligations Collateral securing any

Junior Secured Obligations which property is not also subject to the Lien of the holders of Senior Secured Obligations with respect to such property, then such holders of Junior Secured Obligations shall, without the need for any further consent of any other Person and notwithstanding anything to the contrary in any other Junior Document (x) hold and be deemed to have held such Lien and security interest on such property for the benefit of the holders of Senior Secured Obligations with respect to such property as security for the Senior Secured Obligations, or (y) if directed by the holders of the Senior Secured Obligations with respect to such property constituting Senior Secured Obligations Collateral, take any actions that are necessary to make such Lien subject to this Agreement and provide the benefit of such Lien to the holders of the Senior Secured Obligations with respect to such property. To the extent any additional Liens are granted on any asset or property pursuant to this Section 2.14, the priority of such additional Liens shall be determined in accordance with Section 2.01. In addition, to the extent that the foregoing provisions are not complied with for any reason, and without limiting any other rights and remedies available under this Agreement, the ABL Agent, each Pari Term Loan Debt Agent and the Secured Parties agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.14 shall be subject to Section 2.04(b).

SECTION 2.15 Set-Off and Tracing of and Priorities in Proceeds. Each Pari Term Loan Debt Agent, on behalf of the Pari Term Loan Debt Secured Parties, acknowledges and agrees that, to the extent any Pari Term Loan Debt Agent or any Pari Term Loan Debt Secured Party exercises any rights of set-off against any ABL First Lien Collateral, the amount of such set-off shall be held and distributed pursuant to Section 2.04(b). The ABL Agent, on behalf of the ABL Secured Parties, acknowledges and agrees that, to the extent the ABL Agent or any ABL Secured Party exercises any rights of set-off against any ABL First Lien Collateral, the amount of such set-off shall be held and distributed pursuant to Section 2.04(b). The ABL Agent, for itself and on behalf of the ABL Secured Parties, and the Pari Term Loan Debt Agents, for themselves and on behalf of the Pari Term Loan Debt Secured Parties, further agree that prior to an issuance of any Enforcement Notice with respect to the Senior Secured Obligations Collateral or the commencement of any Insolvency or Liquidation Proceeding, any proceeds of Collateral, whether or not deposited under Account Agreements, which are used by any Grantor to acquire other property which is Collateral shall not (solely as between the ABL Agent, the ABL Secured Parties, the Pari Term Loan Debt Agents and the Pari Term Loan Debt Secured Parties) be treated as proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired. In addition, unless and until the Discharge of Senior Secured Debt Obligations occurs, the Pari Term Loan Debt Agents and the Pari Term Loan Debt Secured Parties each hereby consents to the application, prior to the receipt by the ABL Agent of an Enforcement Notice issued by any Pari Term Loan Debt Agent, of cash or other proceeds of Collateral, deposited under Account Agreements to the repayment of ABL Debt Obligations pursuant to the ABL Debt Documents; provided that after the receipt by the ABL Agent of an Enforcement Notice from any Pari Term Loan Debt Agent and a Term Loan Proceeds Notice with respect to such proceeds, any identifiable proceeds of Term Loan First Lien Collateral (whether or not deposited under Account Agreements with the ABL Agent) shall be treated as Term Loan First Lien Collateral.

Notwithstanding anything to the contrary contained herein or in the definition of ABL First Lien Collateral or Term Loan First Lien Collateral, in the event that proceeds of Collateral are received from (or are otherwise attributable to the value of) a sale or other disposition of Collateral that involves a combination of ABL First Lien Collateral and Term Loan First Lien Collateral, the portion of such proceeds that shall be allocated as proceeds of ABL First Lien Collateral for purposes of this Agreement shall be an amount equal to the net book value of such ABL First Lien Collateral (except in the case of Accounts, Supporting Obligations with respect to such Accounts and proceeds thereof, which amount shall be equal to the face amount of such Accounts). In addition, notwithstanding anything to the contrary contained herein or in the definition of ABL First Lien Collateral or Term Loan First Lien Collateral, to the extent proceeds of Collateral are proceeds received from (or are otherwise attributable to the value of) the sale or disposition of all or substantially all of the Capital Stock of any Subsidiary that is a Grantor or all or substantially all of the assets of any such Subsidiary, such proceeds shall constitute (a) first, in an amount equal to (i) the face amount of the Accounts (excluding any rights to payment for any property which specifically constitutes Term Loan First Lien Collateral that has been or is to be sold, leased, licensed, assigned or otherwise disposed of), (ii) the amount of cash held in the deposit accounts of such Grantor immediately prior to the consummation of such sale constituting the proceeds of Accounts constituting ABL First Lien Collateral and (iii) the net book value of the Inventory owned by such Subsidiary at the time of such sale, ABL First Lien Collateral, and (b) second, to the extent in excess of the amounts described in preceding clause (a), Term Loan First Lien Collateral. In the event that amounts are received in respect of Collateral consisting of Capital Stock of or intercompany loans issued to any Grantor in an Insolvency or Liquidation Proceeding, such amounts shall be deemed to be Proceeds received from a sale or disposition of ABL First Lien Collateral and Term Loan First Lien Collateral and shall be allocated as proceeds of ABL First Lien Collateral and Term Loan First Lien Collateral in proportion to the ABL First Lien Collateral and Term Loan First Lien Collateral owned at such time by the issuer of such Capital Stock (with such proportion to be determined in the same manner as is set forth in the immediately preceding sentence as it relates to a sale or disposition of Capital Stock).

ARTICLE III

Gratuitous Bailment for Perfection of Certain Security

Interests; Rights Under Permits and Licenses

SECTION 3.01 General. Each of the ABL Agent and each Pari Term Loan Debt Agent agrees and acknowledges that if it shall at any time hold a Senior Lien on any Junior Secured Obligations Collateral that can be perfected by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of the Senior Representative, the Senior Representative shall also hold such Collateral as gratuitous bailee for the Junior Representative for the sole purpose of perfecting the Junior Lien of the Junior Representative on such Collateral. It is agreed that the obligations of the Senior Representative and the rights of the Junior Representative and the other Junior Secured Obligations Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Article II. Notwithstanding anything to the contrary herein, the ABL Agent and each Pari Term Loan Debt Agent will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Junior Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the Junior Representative or other Junior Secured Obligations Secured Party or any other person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the Junior Secured Obligations Secured Parties to obtain a perfected Junior Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral or any such account by the ABL Agent or any Pari Term Loan Debt Agent. Subject to Section 2.06 and to the ABL Agent or any Pari Term Loan Debt Agent receiving such indemnifications as shall be required by such ABL Agent or any Pari Term Loan Debt Agent, from and after the associated Discharge of Senior Secured Debt Obligations, the ABL Agent or any Pari Term Loan Debt Agent shall take all such actions in its power as shall reasonably be requested by Junior Representative (at the sole cost and expense of the Grantors) to transfer possession of such Collateral in its possession (in each case to the extent the Junior Representative has a Lien on such Collateral after giving effect to any prior or concurrent releases of Liens) to the Junior Representative (and with respect to any Collateral constituting ABL First Lien Collateral, to each Pari Term Loan Debt Agent for the benefit of all applicable Junior Secured Obligations Secured Parties). In furtherance of the foregoing, each Grantor hereby grants a security interest in the Collateral to each ABL Agent and Pari Term Loan Debt Agent that controls such Collateral for the benefit of all Junior Representatives which have been granted a Lien on such Collateral controlled by such Senior Representative.

SECTION 3.02 Deposit Accounts.

(a) The Grantors, to the extent permitted by the ABL Credit Agreement, may from time to time establish deposit accounts (the “Deposit Accounts”) with certain depositary banks in which collections from Inventory (as defined in the ABL Credit Agreement) and Accounts (as defined in the ABL Credit Agreement) may be deposited. To the extent that any such Deposit Account is under the control of the ABL Agent at any time, the ABL Agent will act as agent and gratuitous bailee for each Pari Term Loan Debt Agent for the purpose of perfecting the Liens of the Pari Term Loan Debt Secured Parties in such Deposit Accounts and the cash and other assets therein as provided in Section 2.01 (but will have no duty, responsibility or obligation to the Pari Term Loan Debt Secured Parties (including any duty, responsibility or obligation as to the maintenance of such control, the effect of such arrangement or the establishment of such perfection). Unless the Junior Liens on such ABL First Lien Collateral shall have been or concurrently are released, after the occurrence of any Discharge of Senior Secured Debt Obligations, the ABL Agent shall, to the extent that the same are then under the sole dominion and control of the ABL Agent and that such action is otherwise within the power and authority of the ABL Agent pursuant to the ABL Debt Documents, at the request of any Pari Term Loan Debt Agent, cooperate with Grantors and the other Pari Term Loan Debt Agents (at the expense of the Grantors) in permitting control of any Deposit Accounts to be transferred to the Controlling Term Loan Debt Agent (or for other arrangements with respect to each such Deposit Accounts satisfactory to each Pari Term Loan Debt Agent to be made):

(b) The Grantors, the Representatives, the Secured Parties and all other parties hereto agree that only proceeds of the Term Loan First Lien Collateral may be deposited in the Collateral Proceeds Account and agree to take all other actions necessary to give effect to the intent of this Section 3.02(b). Without limiting the generality of the foregoing, each Pari Term Loan Debt Agent hereby agrees that if the Collateral Proceeds Account contains any proceeds of the ABL First Lien Collateral, it shall hold such proceeds in trust for the ABL Secured Parties and transfer such proceeds the ABL Secured Parties reasonably promptly after receiving written notice from the ABL Secured Parties that it has possession of such proceeds in accordance with Section 2.04(b). Each Pari Term Loan Debt Agent shall give written notice to the ABL Agent identifying the Collateral Proceeds Account.

(c) Prior to the earliest of (x) the delivery of any Enforcement Notice to the ABL Agent by the Term Loan Agent and (y) an Insolvency or Liquidation Proceeding in respect of the Borrower or any Guarantor, all funds, cash, cash equivalents, collections and payments deposited in any Deposit Account subject to a control agreement or other similar account constituting ABL First Lien Collateral and then applied to the ABL Debt Obligations shall be treated as ABL First Lien Collateral and, unless the ABL Agent has received a Term Loan Proceeds Notice from the Term Loan Agent which Term Loan Proceeds Notice is received by the ABL Agent either prior to the receipt by the ABL Agent of such identifiable cash proceeds of Term Loan First Lien Collateral or at a time when such proceeds are still standing to the credit of the applicable account, (1) any claim that payments made to the ABL Agent through the Deposit Accounts or securities accounts that are subject to control agreements or otherwise constituting ABL First Lien Collateral are proceeds of or otherwise constitute Term Loan First Lien Collateral, are waived, and (2) such proceeds shall not be subject to disgorgement by, or held in trust or otherwise for the benefit of, any Term Loan Secured Party.

SECTION 3.03 Rights under Permits and Licenses.

Each Pari Term Loan Debt Agent agrees that if the ABL Agent shall require rights available under any permit or license controlled by such Pari Term Loan Debt Agent (as certified to such Pari Term Loan Debt Agent by the ABL Agent, upon which such Pari Term Loan Debt Agent may rely) in order to realize on any ABL First Lien Collateral, such Pari Term Loan Debt Agent shall (subject to the terms of the Pari Term Loan Debt Documents, including such Pari Term Loan Debt Agent’s rights to indemnification thereunder) take all such actions as shall be available to it (at the sole expense of the Grantors), consistent with applicable law and reasonably requested by the ABL Agent in writing, to make such rights available to the ABL Agent, subject to the Pari Term Loan Debt Liens. The ABL Agent agrees that if any Pari Term Loan Debt Agent shall require rights available under any permit or license controlled by the ABL Agent (as certified to the ABL Agent by such Pari Term Loan Debt Agent, upon which the ABL Agent may rely) in order to realize on any Term Loan First Lien Collateral, the ABL Agent shall (subject to the terms of the ABL Debt Documents, including such ABL Agent’s rights to indemnification thereunder) take all such actions as shall be available to it (at the sole expense of the Grantors), consistent with applicable law and reasonably requested by such Pari Term Loan Debt Agent in writing, to make such rights available to such Pari Term Loan Debt Agent, subject to the ABL Liens.

ARTICLE IV

Existence and Amounts of Liens and Obligations

Whenever a Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Senior Secured Obligations (or the existence of any commitment to extend credit that would constitute Senior Secured Obligations) or Junior Secured Obligations (or the existence of any commitment to extend credit that would constitute Junior Secured Obligations), or the existence of any Lien securing any such obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Representative or Representatives and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Borrower. Each Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to the Grantors or any of their Subsidiaries, any Secured Party or any other person as a result of such determination.

ARTICLE V

Consent of Grantors

Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the Security Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein).

ARTICLE VI

Representations and Warranties

SECTION 6.01 Representations and Warranties of Each Party. Each Grantor hereto represents and warrants to the other parties hereto as follows:

(a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

(b) This Agreement has been duly executed and delivered by such party.

(c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority of which the failure to obtain could reasonably be expected to have a Materially Adverse Effect (as defined in the ABL Credit Agreement), (ii) will not violate any applicable law or regulation or any order of any governmental authority or any indenture, agreement or other instrument binding upon such party which could reasonably be expected to have a Materially Adverse Effect and (iii) will not violate the charter, by-laws or other organizational documents of such party.

SECTION 6.02 Representations and Warranties of Each Representative. Each of the Pari Term Loan Debt Agents and the ABL Agent represents and warrants to the other parties hereto that it is authorized under their respective Pari Term Loan Debt Documents and the ABL Credit Agreement, as the case may be, to enter into this Agreement.

ARTICLE VII

Miscellaneous

SECTION 7.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(a)	if to the Original ABL Agent, to:

SunTrust Bank

303 Peachtree St., NE

Atlanta, GA 30308

Attention:

Fax:

(b)	if to the Original Term Loan Agent, to:

Royal Bank of Canada

20 King Street West, 4th Floor

Toronto, Ontario M5H 1C4

Canada

Attention: Manager, Agency Services

Fax: (416) 842-4023

(c)	if to the Grantors, to:

Installed Building Products, Inc.

495 South High St.

Suite 50

Columbus, OH 43215

Attention: Michael Miller

Fax: (614) 961-3300

and if to any other Secured Debt Representative, to such address as specified in the Lien Sharing and Priority Confirmation Joinder.

Any party hereto may change its address or fax number for notices and other communications hereunder by notice to the other parties hereto (and for this purpose a notice to the Borrower shall be deemed to be a written notice to each Grantor). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) at the address of such party as provided in this Section 7.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 7.01. As agreed to in writing among the Borrower, on behalf of the Grantors, each Pari Term Loan Debt Agent and the ABL Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

SECTION 7.02 Waivers; Amendment.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Representative and the Borrower, on behalf of the Grantors (it being understood that the consent of the Borrower to any amendment or modification of this Agreement or any provision thereof shall only be required to the extent such amendment or modification adversely affects or impairs the rights of the Borrower or any Grantor (including rights hereunder, under the ABL Debt Documents and under the Pari Term Loan Debt Documents) or imposes any additional obligation or liability upon the Borrower or any Grantor); provided, however, that this Agreement may be amended from time to time (x) as provided in Section 2.12 and (y) at the sole request and expense of the Borrower, and without the consent of any Representative, to add, pursuant to the Intercreditor Agreement Joinder, additional Grantors whereupon such Person will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof. Any amendment of this Agreement that is proposed to be effected without the consent of a Representative as permitted by the proviso to the preceding sentence shall be submitted to such Representative for its review at least 5 Business Days (or such shorter period as shall be acceptable to such Representative) prior to the proposed effectiveness of such amendment; provided that no prior review shall be required for the joinder of a Grantor pursuant to a joinder in the form of Exhibit A.

SECTION 7.03 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 7.04 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 7.05 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission (or other electronic transmission) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.06 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.07 Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan in New York, New York and of the United States District Court of the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 7.08 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT.

EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 7.09 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.10 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any Secured Documents, the provisions of this Agreement shall control.

SECTION 7.11 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the ABL Secured Parties, on the one hand, and the Pari Term Loan Debt Secured Parties, on the other hand. None of the Grantors or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Article I, Sections 2.05, 2.06, 2.09, 2.10 or Article VII) is intended to or will amend, waive or otherwise modify the provisions of the ABL Debt Documents or the Pari Term Loan Debt Documents), and no Grantor may rely on the terms hereof (other than Article I, Sections 2.05, 2.06, 2.09, 2.10, Article IV and Article VII). Nothing in this Agreement is intended to or shall impair the obligations of Grantors, which are absolute and unconditional, to pay the Obligations under the Secured Documents as and when the same shall become due and payable in accordance with their terms. Notwithstanding anything to the contrary herein or in any Secured Document, the Grantors shall not be required to act or refrain from acting (a) pursuant to this Agreement or any Pari Term Loan Debt Document with respect to any ABL First Lien Collateral in any manner that would cause a default under any ABL Debt Document, or (b) pursuant to this Agreement or any ABL Debt Document with respect to any Term Loan First Lien Collateral in any manner that would cause a default under any Pari Term Loan Debt Document.

SECTION 7.12 Certain Terms Concerning the ABL Agent and each Pari Term Loan Debt Agent; Force Majeure.

(a) Neither the ABL Agent nor any Pari Term Loan Debt Agent shall have any liability or responsibility for the actions or omissions of any other Secured Party, or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement. Neither the ABL Agent nor any Pari Term Loan Debt Agent shall have individual liability to any Person if it shall mistakenly pay over or distribute to any Secured Party (or the Grantors) any amounts in violation of the terms of this Agreement, so long as the ABL Agent or such Pari Term Loan Debt Agent, as the case may be, is acting in good faith. Neither the ABL Agent nor any Pari Term Loan Debt Agent shall be responsible for or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

(b) Each of the Pari Term Loan Debt Agents and the ABL Agent is executing and delivering this Agreement solely in its capacity as agent and in so doing, neither such Pari Term Loan Debt Agent nor the ABL Agent shall be responsible for the terms or sufficiency of this Agreement for any purpose. None of the Pari Term Loan Debt Agents or the ABL Agent shall have any duties or obligations under or pursuant to this Agreement other than such duties as may be expressly set forth in this Agreement as duties on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to this Agreement, each Pari Term Loan Debt Agent and the ABL Agent shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under the ABL Debt Documents and the Term Loan Documents, as applicable.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SUNTRUST BANK,
as Original ABL Agent

By:	/s/ Tighe A. Ittner
Name: Tighe A. Ittner
Title: Director

ROYAL BANK OF CANADA, as Original Term Loan Agent

By:	/s/ Ann Hurley
Name: Ann Hurley
Title: Manager, Agency

GRANTORS:

BORROWER:	INSTALLED BUILDING PRODUCTS, INC.

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and Chief Financial Officer

SUBSIDIARY GRANTORS:

ACCURATE INSULATION LLC

ACCURATE INSULATION OF COLORADO, LLC

ACCURATE INSULATION OF DELAWARE, LLC

ACCURATE INSULATION OF UPPER MARLBORO, LLC

ALL CONSTRUCTION SERVICES, LLC

ALL IN ONE & MOORE BUILDING SYSTEMS, LLC

ALPHA INSULATION & WATER PROOFING COMPANY

ALPHA INSULATION & WATER PROOFING, INC.

ALPINE INSULATION I, LLC

AMERICAN INSULATION & ENERGY SERVICES, LLC

ANY SEASON INSULATION, LLC

APPLE VALLEY INSULATION, A BDI COMPANY, INC.

BAYTHERM INSULATION, LLC

BDI INSULATION OF IDAHO FALLS, INC.

BDI INSULATION OF SALT LAKE, L.L.C.

BER ENERGY SERVICES, LLC

BIG CITY INSULATION OF IDAHO, INC.

BIG CITY INSULATION, INC.

B-ORGANIZED INSULATION, LLC

BROKEN DRUM INSULATION VISALIA, INC.

BROKEN DRUM OF BAKERSFIELD, INC.

BUILDERS INSTALLED PRODUCTS OF MAINE, LLC

BUILDERS INSTALLED PRODUCTS OF NEW HAMPSHIRE, LLC

BUILDERS INSTALLED PRODUCTS OF NEW YORK, LLC

BUILDERS INSTALLED PRODUCTS OF VERMONT, LLC

BUILDING MATERIALS FINANCE, INC.

C.Q. INSULATION, INC.

CLS INSULATION, LLC

CORNHUSKER INSULATION, LLC

EAST COAST INSULATORS II, LLC

EASTERN CONTRACTOR SERVICES LIMITED LIABILITY

COMPANY

ECOLOGIC ENERGY SOLUTIONS, LLC

EDWARDS / MOONEY & MOSES, LLC

EMPER HOLDINGS, LLC

FIBERCLASS INSULATION, LLC

FORT WAYNE URETHANE, LLC

GARAGE DOOR SYSTEMS, LLC

GOLD INSULATION, INC.

G-T-G, LLC

HINKLE INSULATION & DRYWALL COMPANY, INCORPORATED

HORIZON ELECTRIC SERVICES, LLC

IBHL A HOLDING COMPANY, INC.

IBHL B HOLDING COMPANY, INC.

IBHL II-A HOLDING COMPANY, INC.

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and Chief Financial Officer

IBHL II-B HOLDING COMPANY, INC.

IBP ARCTIC EXPRESS, LLC

IBP ASSET, LLC

IBP ASSET II, LLC

IBP CORPORATION HOLDINGS, INC.

IBP EXTERIORS, INC.

IBP HOLDINGS, LLC

IBP HOLDINGS II, LLC

IBP OF MANSFIELD, LLC

IBP OF OKLAHOMA, LLC

IBP OF SAN ANTONIO, LLC

IBP OF TOLEDO, LLC

IBP TEXAS ASSETS I, LLC

IBP TEXAS ASSETS II, LLC

IBP TEXAS ASSETS III, LLC

INSTALLED BUILDING PRODUCTS, LLC

INSTALLED BUILDING PRODUCTS II, LLC

INSTALLED BUILDING PRODUCTS OF HOUSTON, LLC

INSTALLED BUILDING PRODUCTS – PORTLAND, LLC

INSTALLED BUILDING SOLUTIONS II, LLC

INSULATION NORTHWEST, LLC

INSULATION WHOLESALE SUPPLY, LLC

INSULVAIL, LLC

KEY INSULATION OF AUSTIN, LLC

KEY INSULATION OF SAN ANTONIO, LLC

LAKESIDE INSULATION, LLC

LAYMAN BROTHERS INSULATION, LLC

LKS TRANSPORTATION, LLC

LOVEDAY INSULATION, LLC

M&D INSULATION, LLC

MAP INSTALLED BUILDING PRODUCTS OF SAGAMORE, LLC

MAP INSTALLED BUILDING PRODUCTS OF SEEKONK, LLC

MARV’S INSULATION, INC.

METRO HOME INSULATION, LLC

MID SOUTH CONSTRUCTION AND BUILDING PRODUCTS, INC.

MIG BUILDING SYSTEMS, LLC

MIG BUILDING SYSTEMS OF EAST SYRACUSE, LLC

MOMPER INSULATION OF CROWN POINT, LLC

MOMPER INSULATION OF ELKHART, LLC

MOMPER INSULATION OF FORT WAYNE, LLC

NORTHWEST INSULATION, LLC

OJ INSULATION HOLDINGS, INC.

PACIFIC PARTNERS INSULATION NORTH, A BDI COMPANY, LLC

PACIFIC PARTNERS INSULATION SOUTH, A BDI COMPANY, LLC

PARKER INSULATION AND BUILDING PRODUCTS, LLC

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and Chief Financial Officer

PEG, LLC

RAJAN, LLC

ROCKFORD INSULATION, LLC

SIERRA INSULATION CONTRACTORS II, LLC

SOUTHERN INSULATORS, LLC

SPEC 7 INSULATION CO., LLC

SUPERIOR INSULATION SERVICES, LLC

SUPERIOR INSULATION, LLC

TCI CONTRACTING OF CHARLESTON, LLC

TCI CONTRACTING OF HILTON HEAD, LLC

TCI CONTRACTING OF KENTUCKY, LLC

TCI CONTRACTING OF MEMPHIS, LLC

TCI CONTRACTING OF NASHVILLE, LLC

TCI CONTRACTING OF THE GULF, LLC

TCI CONTRACTING, LLC

THERMAL CONTROL INSULATION, LLC

TIDEWATER INSULATORS, LLC

TOWN BUILDING SYSTEMS, LLC

TRILOK INDUSTRIES, INC.

U.S. INSULATION CORP.

WATER-TITE COMPANY, LLC

WILSON INSULATION COMPANY, LLC

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and Chief Financial Officer

GOLD STAR INSULATION, L.P.

By: Gold Insulation, Inc., its General Partner

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and Chief Financial Officer

OJ INSULATION, L.P.

By: OJ Insulation Holdings, Inc., its General Partner

By: /s/ Michael T. Miller
Name: Michael T. Miller
Title: Executive Vice President and Chief Financial Officer

ANNEX I

Provision for the ABL Credit Agreement, the Term Loan Credit Agreement and any Additional Pari Term Loan Debt Facility:

Reference is made to the ABL/Term Loan Intercreditor Agreement, dated as of April 13, 2017, among SunTrust Bank, as ABL Agent (as defined in the ABL/Term Loan Intercreditor Agreement) for the ABL Secured Parties referred to therein; Royal Bank of Canada, as Term Loan Agent (as defined in the ABL/Term Loan Intercreditor Agreement) for the Term Loan Secured Parties referred to therein; each Additional Pari Term Loan Debt Agent (as defined in the ABL/Term Loan Intercreditor Agreement), for the Pari Term Loan Debt Secured Parties referred to therein; Installed Building Products, Inc. and the Subsidiaries of Installed Building Products, Inc. party thereto (the “ABL/Term Loan Intercreditor Agreement”). Each [ABL Lender hereunder] [Term Loan Lender hereunder] [lender under any Additional Pari Term Loan Debt] (a) consents to the subordination of Liens provided for in the ABL/Term Loan Intercreditor Agreement, (b) agrees that it will be bound by, and will take no actions contrary to, the provisions of the ABL/Term Loan Intercreditor Agreement and (c) authorizes and instructs the [ABL Agent] [Pari Term Loan Debt Agent] to enter into the ABL/Term Loan Intercreditor Agreement as [ABL Agent] [Pari Term Loan Debt Agent] on behalf of such [ABL Lender] [Term Loan Lender]. The foregoing provisions are intended as an inducement to the [ABL Lenders] [Term Loan Lender] to extend credit to Borrowers or to acquire any notes or other evidence of any debt obligation owing from the Borrowers and such [ABL Lenders] [Term Loan Lender] are intended third party beneficiaries of such provisions and the provisions of the ABL/Term Loan Intercreditor Agreement.

Provision for all ABL Security Documents and Term Loan Security Documents and any Additional Pari Term Loan Debt Security Documents that Grant a Security Interest in Collateral:

Reference is made to the ABL/Term Loan Intercreditor Agreement, dated as of [            ], 2017, among SunTrust Bank, as ABL Agent (as defined in the ABL/Term Loan Intercreditor Agreement) for the ABL Secured Parties referred to therein; Royal Bank of Canada, as Term Loan Agent (as defined in the ABL/Term Loan Intercreditor Agreement) for the Term Loan Secured Parties referred to therein; each Additional Pari Term Loan Debt Agent (as defined in the ABL/Term Loan Intercreditor Agreement), for the Pari Term Loan Debt Secured Parties referred to therein; Installed Building Products, Inc. and the Subsidiaries of Installed Building Products, Inc. party thereto (the “ABL/Term Loan Intercreditor Agreement”). Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, (i) consents (or is deemed to consent), to the subordination of Liens provided for in the ABL/Term Loan Intercreditor Agreement, (ii) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the ABL/Term Loan Intercreditor Agreement, (iii) authorizes (or is deemed to authorize) the [ABL Agent] [Pari Term Loan Debt Agent] on behalf of such Person to enter into, and perform under, the ABL/Term Loan Intercreditor Agreement and (iv) acknowledges (or is deemed to acknowledge) that a copy of the ABL/Term Loan Intercreditor Agreement was delivered, or made available, to such Person.

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Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the ABL/Term Loan Intercreditor Agreement and, to the extent provided therein, the applicable Security Documents (as defined in the ABL/Term Loan Intercreditor Agreement). In the event of any conflict or inconsistency between the provisions of this Agreement and the ABL/Term Loan Intercreditor Agreement, the provisions of the ABL/Term Loan Intercreditor Agreement shall control.

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EXHIBIT A

to ABL/Term Loan Intercreditor Agreement

[FORM OF]

GRANTOR INTERCREDITOR AGREEMENT JOINDER

The undersigned,                     , a                     , hereby agrees to become party as a [Grantor] under the (a) ABL/Term Loan Intercreditor Agreement, dated as of April 13, 2017, among SunTrust Bank, as ABL Agent for the ABL Secured Parties referred to therein; Royal Bank of Canada, as Term Loan Agent for the Term Loan Secured Parties referred to therein; each Additional Pari Term Loan Debt Agent for the Pari Term Loan Debt Secured Parties referred to therein; Installed Building Products, Inc. and the Subsidiaries of Installed Building Products, Inc. party thereto (the “ABL/Term Loan Intercreditor Agreement”); for all purposes thereof on the terms set forth therein, and to be bound by the terms of the ABL/Term Loan Intercreditor Agreement as fully as if the undersigned had executed and delivered the ABL/Term Loan Intercreditor Agreement as of the date thereof.

The provisions of Article VII of the ABL/Term Loan Intercreditor Agreement will apply with like effect to this Joinder.

IN WITNESS WHEREOF, the parties hereto have caused this ABL/Term Loan Intercreditor Agreement Joinder to be executed by their respective officers or representatives as of            , 20    .

[ ]

By:
Name:
Title:

[Notice Address]

ACKNOWLEDGED:

SUNTRUST BANK, as Original ABL Agent

By:
Name:
Title:

1

ROYAL BANK OF CANADA, as Term Loan Agent

By:
Name:
Title:

2

EXHIBIT B to

ABL/Term Loan Intercreditor Agreement

[FORM- OF]

LIEN SHARING AND PRIORITY CONFIRMATION JOINDER

Reference is made to the ABL/Term Loan Intercreditor Agreement, dated as of April 13, 2017 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “ABL/Term Loan Intercreditor Agreement”) among SunTrust Bank, as ABL Agent for the ABL Secured Parties referred to therein; Royal Bank of Canada, as Term Loan Agent for the Term Loan Secured Parties referred to therein; each Additional Pari Term Loan Debt Agent for the Pari Term Loan Debt Secured Parties referred to therein; Installed Building Products, Inc. and the Subsidiaries of Installed Building Products, Inc. party thereto.

Capitalized terms used but not otherwise defined herein shall have meaning set forth in the ABL/Term Loan Intercreditor Agreement. This Lien Sharing and Priority Confirmation Joinder is being executed and delivered pursuant to Section 2.10[a][b] of the ABL/Term Loan Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being additional secured debt under the ABL/Term Loan Intercreditor Agreement.

1. Joinder. The undersigned, [             ], a [             ], (the “New Representative”) as [trustee] [collateral trustee] [administrative agent] [collateral agent] under that certain [described applicable indenture, credit agreement or other document governing the additional secured debt] hereby:

(a) represents that the New Representative has been authorized to become a party to the ABL/Term Loan Intercreditor Agreement on behalf of the [ABL Secured Parties under an ABL Substitute Facility] [Term Loan Secured Parties under a Term Loan Substitute Facility] [Additional Pari Term Loan Debt Secured Parties under an Additional Pari Term Loan Debt Facility] as [an ABL Agent under an ABL Substitute Facility] [a Term Loan Agent under a Term Loan Substitute Facility] [an Additional Pari Term Loan Debt Agent under an Additional Pari Term Loan Debt Facility] under the ABL/Term Loan Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the ABL/Term Loan Intercreditor Agreement as fully as if the undersigned had executed and delivered the ABL/Term Loan Intercreditor Agreement as of the date thereof; and

(b) agrees that its address for receiving notices pursuant to the ABL/Term Loan Intercreditor Agreement shall be as follows:

[Address];

2. Lien Sharing and Priority Confirmation.

[Option A: to be used if Additional Debt constitutes ABL Debt Obligations] The undersigned New Representative, on behalf of itself and each holder of ABL Debt Obligations for which the undersigned is acting as [collateral agent] hereby agrees, for the benefit of all

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Secured Parties and each future Representative, and as a condition to being treated as ABL Debt Obligations under the ABL/Term Loan Intercreditor Agreement, that the New Representative is bound by the provisions of the ABL/Term Loan Intercreditor Agreement, including the provisions relating to the ranking of Liens [or]

B-1

[Option B: to be used if Additional Debt constitutes a Series of Pari Term Loan Debt ] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Term Loan Debt Obligations or Additional Pari Term Loan Debt [that constitutes a Term Loan Substitute Facility] for which the undersigned is acting as [Term Loan Agent] [Pari Term Loan Debt Agent] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Debt Obligations under the ABL/Term Loan Intercreditor Agreement, that:

(a) all Pari Term Loan Debt Obligations will be and are secured equally and ratably, by all Pari Term Loan Debt Liens at any time granted by the Grantors or any other Grantor to secure any Obligations in respect of such Series of Term Loan Debt Obligations or Additional Pari Term Loan Debt, whether or not upon property otherwise constituting Collateral for such Series of Term Loan Debt Obligations, and that all such Pari Term Loan Debt Liens will be enforceable by the Pari Term Loan Debt Agent with respect to such Series of Pari Term Loan Debt for the benefit of all holders of Pari Term Loan Debt Obligations equally and ratably;

(b) the New Representative and each holder of Obligations in respect of the Series of Pari Term Loan Debt for which the undersigned is acting as Pari Term Loan Debt Agent are bound by the provisions of the ABL/Term Loan Intercreditor Agreement, including the provisions relating to the ranking of Pari Term Loan Debt Liens and the order of application of proceeds from enforcement of Pari Term Loan Debt Liens; and

(c) the New Representative and each holder of Obligations in respect of the Series of Pari Term Loan Debt for which the undersigned is acting as Pari Term Loan Debt Agent appoints the Pari Term Loan Debt Agent and consents to the terms of the ABL/Term Loan Intercreditor Agreement and the performance by the Pari Term Loan Debt Agent of, and directs the Pari Term Loan Debt Agent to perform, its obligations under the ABL/Term Loan Intercreditor Agreement, together with all such powers as are reasonably incidental thereto.

3. Governing Law and Miscellaneous Provisions. The provisions of Article 7 of the ABL/Term Loan Intercreditor Agreement will apply with like effect to this Lien Sharing and Priority Confirmation Joinder.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Lien Sharing and Priority Confirmation Joinder to be executed by their respective officers or representatives as of                     , 20    ].

[insert name of New Representative]

By:
Name:
Title:

The Pari Term Loan Debt Agent hereby acknowledges receipt of this Lien Sharing and Priority Confirmation Joinder and agrees to act as Pari Term Loan Debt Agent for the New Representative and the holders of the Obligations represented thereby:

,
as Pari Term Loan Debt Agent

By:
Name:
Title:

The ABL Agent hereby acknowledges receipt of this Lien Sharing and Priority Confirmation Joinder and agrees to act as ABL Agent for the New Representative and the holders of the Obligations represented thereby:

,
as ABL Agent

By:
Name:
Title:

3

SCHEDULE 1

to ABL/Term Loan Intercreditor Agreement

SECURITY DOCUMENTS

PART A.

List of ABL Security Documents

1.	Security Agreement, dated as of April 13, 2017, among the Grantors and the ABL Agent.

2.	Trademark Security Agreement, dated as of April 13, 2017, among the IBP Texas Assets I, LLC and the ABL Agent.

3.	Trademark Security Agreement, dated as of April 13, 2017, between TCI Contracting, LLC and the ABL Agent;

4.	Trademark Security Agreement, dated as of April 13, 2017, between BER Energy Services, LLC and the ABL Agent;

5.	And all other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security in the Collateral executed and delivered by any of the Grantors in favor of the ABL Agent from time to time.

PART B.

List of Term Loan Security Documents

1.	Security Agreement, dated as of April 13, 2017, among the Grantors and Term Loan l Agent.

2.	Trademark Security Agreement, dated as of April 13, 2017, among the IBP Texas Assets I, LLC and Term Loan Agent.

3.	Trademark Security Agreement, dated as of April 13, 2017, between TCI Contracting, LLC and the Term Loan Agent;

4.	Trademark Security Agreement, dated as of April 13, 2017, between BER Energy Services, LLC and the Term Loan Agent;

5.	And all other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security in the Collateral executed and delivered by any of the Grantors in favor of any Pari Term Loan Debt Agent from time to time.

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